EXECUTION VERSION

FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT
among
HERTZ VEHICLE FINANCING LLC,
as a grantor,
HERTZ GENERAL INTEREST LLC,
as a grantor,
DTG OPERATIONS, INC.,
as a grantor,
THE HERTZ CORPORATION,
as a grantor and as Collateral Servicer,
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
not in its individual capacity but solely
as Collateral Agent,
THE FINANCING SOURCES PARTY HERETO FROM TIME TO TIME,
THE BENEFICIARIES PARTY HERETO FROM TIME TO TIME
and
THE GRANTORS PARTY HERETO FROM TIME TO TIME

Dated as of November 25, 2013

i

TABLE OF CONTENTS
(Continued)

ii

COLLATERAL AGENCY AGREEMENT
THIS FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of November 25, 2013 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among HERTZ VEHICLE FINANCING LLC, a Delaware limited liability company (“HVF”), HERTZ GENERAL INTEREST LLC, a Delaware limited liability company (“HGI”), DTG OPERATIONS, INC., an Oklahoma Corporation (“DTG Operations”), and THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), in each case as grantors, each other grantor that is added as a grantor pursuant to a Grantor Supplement substantially in the form of Exhibit B hereto (each such additional grantor, an “Additional Grantor” and, together with Hertz, HVF, DTG Operations and HGI, the “Grantors”), Hertz, as Collateral Servicer, any other party that from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto as a Financing Source, any other party that from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto as a Beneficiary, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent for the Beneficiaries (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, HVF, HGI, Hertz, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Primary Trustee”), and the Collateral Agent entered into a Third Amended and Restated Collateral Agency Agreement, dated as of September 18, 2009 (as amended by Amendment No. 1 thereto, dated as of December 21, 2010, the “Prior Agreement”);
WHEREAS, each Grantor may from time to time obtain financing with respect to Vehicles and related collateral owned by it or obtain credit enhancement to support such financing from other Persons (which Persons providing such financing or such credit enhancement to such Grantor may include any of the other Grantors and which financing may be in any form, including a lease) which are or shall hereafter become parties hereto as Financing Sources or shall hereafter be named as Beneficiaries with respect to a Financing Source and each Grantor is granting a security interest in the Pledged Vehicles and related security owned by it to which such financing relates to the Collateral Agent hereunder for the benefit of the applicable Beneficiary;
WHEREAS, The Bank of New York Mellon Trust Company, N.A. has agreed to act as Collateral Agent on behalf of the Beneficiaries, and in its capacity as Collateral Agent to be named as lienholder on the Certificates of Title for the Pledged Vehicles for the benefit of the applicable Beneficiary; and
WHEREAS, the parties to the Prior Agreement and the other parties hereto desire to amend and restate the Prior Agreement in its entirety to give effect to the foregoing and as herein set forth;NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS
SECTION 1.1    Certain Definitions. As used in this Agreement, capitalized terms have the respective meanings set forth below or set forth in another section hereof or in any other agreement as indicated. Capitalized terms not otherwise defined herein shall, with respect to any Financing Source, have the meaning assigned to such term in the Financing Documents for such Financing Source.
“Additional Grantor” has the meaning set forth in the Preamble hereto.
“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.
“Agreement” has the meaning set forth in the Preamble hereto.
“Additional Grantor Master Collateral” means, with respect to any Additional Grantor and its related Grantor Supplement, the “New Grantor Master Collateral” (under and as defined in such Grantor Supplement).
“Amortization Event” with respect to each Financing Source and each Beneficiary related thereto, the meaning, if any, ascribed thereto in the Financing Documents related to such Financing Source.
“Assignment Agreement” means any assignment agreement among a Grantor and manufacturer, pursuant to which such manufacturer has consented to such Grantor assigning its rights and not the obligations under such manufacturer’s manufacturer program, either directly or indirectly, to the Collateral Agent.
“Authorized Officer” means with respect to any Grantor, any of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of such Grantor.
“Beneficiary” means (a) each person or entity that has been designated as a “Beneficiary” with respect to the Financing Source designated, in each case, pursuant to a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto and (b) if no Beneficiary is designated pursuant to such Financing Source and Beneficiary Supplement, the Financing Source designated in such Financing Source and Beneficiary Supplement.
“Certificate of Title” means, with respect to each Pledged Vehicle, the certificate of title or similar evidence of ownership applicable to such Pledged Vehicle duly issued in accordance with the certificate of title act or other applicable statute of the jurisdiction applicable to such Pledged Vehicle.
“Closing Date” with respect to the Financing Documents of any applicable Financing Source, shall have the meaning specified in such Financing Documents.
“Collateral Account” has the meaning set forth in Section 2.5(a).
“Collateral Agent” has the meaning set forth in the Preamble hereto.
“Collateral Agent Records” has the meaning set forth in Section 2.4.
“Collateral Agent Report” has the meaning set forth in Section 2.4.
“Collateral Servicer” has the meaning set forth in Section 3.1.
“Collateral Servicer Default” means, with respect to each Financing Source and Beneficiary related thereto, a “Servicer Default” as such term is defined in the Financing Documents with respect to such Financing Source and Beneficiary.
“Collateral Servicer’s Agents” has meaning set forth in Section 2.6.
“Confidential Information” means information that Hertz or any of the Grantors, as applicable, furnishes to any Beneficiary on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by such Beneficiary or other Person to which such Beneficiary delivered such information or that is or becomes available to such Beneficiary from a source other than Hertz or any of the Grantors, as the case may be; provided that such source is (1) not known, or would not reasonably be expected to be known, to such Beneficiary to be bound by a confidentiality agreement with Hertz or any of the Grantors, as the case may be, or (2) not known to such Beneficiary to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.
“Disposition Date” has the meaning specified with respect to any Pledged Vehicle constituting Related Master Collateral in the Financing Documents with respect to such Related Master Collateral’s Financing Source.
“Disputing Beneficiary” has the meaning set forth in Section 2.2(b).
“DTG Operations” has the meaning set forth in the Preamble hereto.
“DTG Operations Master Collateral” has the meaning set forth in Section 2.1(c).
“DTG Operations Vehicles” means each Vehicle identified on Schedule 2.1(c) hereto, together with each Vehicle identified in a Supplemental DTG Operations Vehicle Schedule, collectively.
“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.
“Financing Documents” means, with respect to each Financing Source and each Beneficiary related thereto, any and all agreements, indentures, instruments, leases, contracts and other arrangements identified in the Financing Source and Beneficiary Supplement with respect to such Financing Source, as such agreements, indentures, instruments, leases, contracts and other arrangements may be amended, supplemented, restated, extended or otherwise modified from time to time in accordance with the terms thereof.
“Financing Source” means each person or entity that has advanced funds or otherwise provided financing (in any form) to a Grantor and who has been designated as a “Financing Source” pursuant to a Financing Source and Beneficiary Supplement with respect to the Financing Documents identified therein. For the avoidance of doubt, each person or entity named as a “Financing Source” in any Financing Source and Beneficiary Supplement with respect to the Financing Documents identified therein shall be considered to be a separate Financing Source even if such person or entity is also a party hereto as a Financing Source with respect to a different set of Financing Documents identified in another Financing Source and Beneficiary Supplement.
“Financing Source and Beneficiary Supplement” means a supplement to this Agreement, substantially in the form of Exhibit A hereto.
“Fitch” means Fitch Ratings.
“FleetCo SPV” means any of (i) HVF, (ii) HGI and (iii) any Additional Grantor designated as a “FleetCo SPV” pursuant to the Grantor Supplement by which such Additional Grantor becomes a party hereto.
“Grantor Supplement” means a supplement to this Agreement, substantially in the form of Exhibit B hereto.
“Grantors” has the meaning set forth in the Preamble hereto.
“Hertz” has the meaning set forth in the Preamble hereto.
“Hertz Master Collateral” has the meaning set forth in Section 2.1(d).
“Hertz Vehicles” means each Vehicle identified on Schedule 2.1(d) hereto, together with each Vehicle identified in a Supplemental Hertz Vehicle Schedule, collectively.
“HGI” has the meaning set forth in the Preamble hereto.
“HGI Master Collateral” has the meaning set forth in Section 2.1(b).
“HGI Vehicles” has the meaning set forth in Section 2.1(b).
“HVF” has the meaning set forth in the Preamble hereto.
“HVF Base Indenture” means that certain Fourth Amended and Restated Base Indenture, dated as of November 25, 2013 by and between HVF, as issuer, and the Trustee.
“HVF Master Collateral” has the meaning set forth in Section 2.1(a).
“HVF Rating Agency Condition” means the “Rating Agency Condition” under and as defined in the HVF Base Indenture.
“HVF Vehicles” has the meaning set forth in Section 2.1(a).
“Incumbency Certificate” has meaning set forth in Section 3.5.
“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person that secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise; provided that, the foregoing shall not include, as of any date of determination, any interest in or right with respect to any passenger automobile, van or light-duty truck that is being rented (as of such date) to any third-party customer of Hertz or any Affiliate thereof, which interest or right secures payment or performance of any obligation of such third-party customer.
“Material Adverse Effect” means, with respect to any occurrence, event or condition applicable to any Grantor or the Collateral Servicer:

1.	a material adverse effect on the ability of any Grantor or the Collateral Servicer to perform its obligations hereunder;

2.
a material adverse effect on any Grantor’s ownership interest or beneficial ownership interest, as applicable, in its Related Master Collateral or on the ability of such Grantor to grant a Lien on its Related Master Collateral; or

3.
a material adverse effect on (i) the validity or enforceability of this Agreement or (ii) on the validity, status, perfection or priority of the Lien of the Collateral Agent in the Pledged Master Collateral (other than in an immaterial portion of the Pledged Master Collateral or in any Non-Liened Vehicle), other than a material adverse effect on any such priority arising due to the existence of a Permitted Lien.

“Moody’s” means Moody’s Investor Service.
“New Grantor” has the meaning set forth in Exhibit B.
“Non-Disputing Beneficiary” has the meaning set forth in Section 2.2(b).
“Non-Liened Vehicle” means, as of any date of determination, a Vehicle with respect to which (i) the lien of the Collateral Agent is not noted on the Certificate of Title with respect to such Vehicle and (ii) the application has not been submitted to the appropriate state authorities for such notation with respect to such Vehicle, as of such date.
“Other Specified Collateral” with respect to any Grantor, shall have the meaning set forth in such Grantor’s Grantor Supplement, if any, and any other meaning ascribed thereto by a supplement to this Agreement in accordance with Section 6.1(f).
“Outstanding” has the meaning set forth in the HVF Base Indenture.
“Permitted Investments” means:
(i)    obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;
(ii)    demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s, “A-1+” by S&P and, if rated by Fitch, “F1+” by Fitch and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A-1+”, a credit rating from Moody’s of “P-1” and, if rated by Fitch, a credit rating from Fitch of “F-1+” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA,” a rating from Moody’s not lower than “Aa2” and, if rated by Fitch, a rating from Fitch not lower than “AA” in the case of long-term unsecured debt obligations;
(iii)    commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+”, a rating from Moody’s of “P-1” and, if rated by Fitch, a rating from Fitch of “F-1+”;
(iv)    bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above;
(v)    investments in money market funds rated “AAAm” by S&P, “Aaa” by Moody’s and, if rated by Fitch, “AAA” by Fitch;
(vi)    Eurodollar time deposits having a credit rating from S&P of “A-1+” (or as otherwise agreed to by S&P), a credit rating from Moody’s of “P-1” and, if rated by Fitch, a credit rating from Fitch of “F-1+” (or as otherwise agreed to by Fitch); and
(vii)    repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P, “P-1” by Moody’s and, if rated by Fitch, “F-1+” by Fitch or which otherwise is approved as to collateralization by the Rating Agencies.
“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP.
“Pledged Master Collateral” means the HVF Master Collateral, the HGI Master Collateral, the Hertz Master Collateral, the DTG Operations Master Collateral and the Additional Grantor Master Collateral, collectively.
“Pledged Vehicle” means, as of any date of determination, each Vehicle that constitutes Pledged Master Collateral, as of such date.
“Primary Trustee” has the meaning set forth in the Recitals hereto.
“Prior Agreement” has the meaning set forth in the Recitals hereto.
“Rating Agencies” with respect to each Financing Source and each Beneficiary related thereto, shall have the meaning, if any, set forth in the Financing Documents related to such Financing Source.
“Rating Agency Condition” with respect to each Financing Source and each Beneficiary related thereto, shall have the meaning, if any, set forth in the Financing Documents related to such Financing Source.
“Reassignment Claim” has the meaning set forth in Section 2.2(b).
“Related Collection Account” with respect to each Financing Source and each Beneficiary related thereto, the account(s) identified as such in the Financing Source and Beneficiary Supplement with respect to such Financing Source.
“Related Exchange Account” with respect to each Financing Source and each Beneficiary related thereto, the account(s) identified as such in the Financing Source and Beneficiary Supplement with respect to such Financing Source.
“Related Grantor” means, with respect to each Financing Source and each Beneficiary related thereto, as of any date of determination, each Grantor with respect to the Related Master Collateral with respect to such Financing Source as of such date.
“Related Master Collateral” means, with respect to each Financing Source, all Related Vehicles and/or Related Other Specified Collateral with respect to such Financing Source and all Pledged Master Collateral relating to such Related Vehicles and/or Related Other Specified Collateral.
“Related Other Specified Collateral” means, with respect to each Financing Source, all Other Specified Collateral owned by a Grantor, and purchased, financed or refinanced in whole or in part, pursuant to the Financing Documents with respect to such Financing Source, or otherwise pledged or allocated for the benefit of such Financing Source pursuant to such Financing Documents, unless and until any such Other Specified Collateral is redesignated for the benefit of another Beneficiary pursuant to Section 2.3.
“Related Vehicles” means, with respect to each Financing Source, all Pledged Vehicles owned by a Grantor, and purchased, financed or refinanced, in whole or in part, pursuant to the Financing Documents with respect to such Financing Source, unless and until any such Pledged Vehicle is redesignated for the benefit of another Beneficiary pursuant to Section 2.3.
“S&P” or “Standard & Poor’s” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.
“Series of Notes” has the meaning set forth in the HVF Base Indenture.
“Servicer Default” shall have, with respect to any Financing Document, the meaning set forth in such Financing Document, if any.
“Servicing Standard” means, with respect to the Collateral Servicer’s performance of its obligations hereunder, the industry standards applicable to the performance of comparable services, and in all cases with no less than the degree of care and skill in its performance thereof as the Collateral Servicer would exercise or use under similar circumstances in the conduct of his own affairs or with respect to its own property.
“Sub-Collateral-Servicers” has the meaning set forth in Section 3.7.
“Supplemental DTG Operations Vehicle Schedule” means any schedule, signed by an Authorized Officer of DTG Operations, delivered by or on behalf of DTG Operations to the Collateral Agent that (i) identifies certain Vehicles (by VIN) owned by DTG Operations and (ii) expressly states that each such Vehicle shall be a “DTG Operations Vehicle” subject to the lien of the Collateral Agent as provided in Section 2.1(c) and that each such Vehicle shall be otherwise subject to the terms of this Agreement.
“Supplemental Hertz Vehicle Schedule” means any schedule, signed by an Authorized Officer of Hertz, delivered by or on behalf of Hertz to the Collateral Agent that (i) identifies certain Vehicles (by VIN) owned by Hertz and (ii) expressly states that each such Vehicle shall be a “Hertz Vehicle” subject to the lien of the Collateral Agent as provided in Section 2.1(d) and that each such Vehicle shall be otherwise subject to the terms of this Agreement.
“Vehicle” means each passenger automobile, van or light truck owned by any of the Grantors (including all redesignations, substitutions, replacements and exchanges with respect to the foregoing), together, in each case, with any replacement parts and repairs thereto.
“VIN” means, with respect to a Vehicle, such Vehicle’s vehicle identification number.
“Writ” has the meaning set forth in Section 5.4(k).
SECTION 1.2    Rules of Construction. In this Agreement, including the preamble, recitals, attachments, annexes, exhibits and joinders hereto, unless the context otherwise requires:
(a)    the singular includes the plural and vice versa;
(b)    references to an agreement or document shall include the preamble, recitals, all attachments, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, annexes, exhibits and joinders to such agreement or document) as amended, supplemented, restated and otherwise modified from time to time and to any successor or replacement agreement or document, as applicable (unless otherwise stated);reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;
(c)    reference to any gender includes the other gender;
(d)    reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;
(e)    “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;
(f)    with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”;
(g)    the language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party; and
(h)    unless specified otherwise, “titling” will be deemed to include the acts of registering a vehicle, including the registering of the license plates of a vehicle.

ARTICLE II

COLLATERAL AGENT AS LIENHOLDER
FOR CERTAIN BENEFICIARIES
SECTION 2.1    Security Interest. (a) Grant by HVF. As security for the payment of the respective obligations from time to time owing by HVF to each Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof) under the Financing Documents with respect to such Financing Source, HVF hereby grants, pledges and assigns to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof), solely to the extent constituting Related Master Collateral with respect to each such Financing Source, a continuing, first priority security interest in all right, title and interest of HVF in, to and under the following, whether now owned or subsequently acquired or arising (the “HVF Master Collateral”):
(i)    all Vehicles owned by HVF (the “HVF Vehicles”) and all Certificates of Title with respect thereto;
(ii)    all Manufacturer Programs to the extent they relate to such HVF Vehicles and all monies due and to become due in respect of such HVF Vehicles from the Manufacturers under or in connection with the Manufacturer Programs (other than Excluded Payments) (whether arising pursuant to the terms of the Manufacturer Program or otherwise available to HVF at law or in equity) and all rights to compel performance and otherwise exercise remedies to the extent they relate to such HVF Vehicles thereunder and/or such monies due or to become due with respect thereto;
(iii)    the Assignment Agreements to the extent they relate to such HVF Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HVF against any other party under or with respect to the Assignment Agreements to the extent they relate to such HVF Vehicles (whether arising pursuant to the terms of the Assignment Agreements or otherwise available to HVF at law or in equity), and the right to enforce any of the Assignment Agreements to the extent they relate to such HVF Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Assignment Agreements or the obligations of any party thereunder, in each case to the extent the same relate to such HVF Vehicles;
(iv)    the Nominee Agreement to the extent it relates to such HVF Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HVF against any other party under or with respect to the Nominee Agreement that relate to such HVF Vehicles (whether arising pursuant to the terms of the Nominee Agreement or otherwise available to HVF at law or in equity), and the right to enforce the Nominee Agreement as it relates to such HVF Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Nominee Agreement or the obligations of any party thereunder, in each case as the same relate to such HVF Vehicles;

(v)    all sale and other proceeds from the disposition of such HVF Vehicles, including all monies due in respect of such HVF Vehicles (other than Excluded Payments);
(vi)    all payments and claims under insurance policies (regardless of whether the Collateral Agent or HVF is named as the loss payee thereof) with respect to such HVF Vehicles and under any warranty with respect to such HVF Vehicles;
(vii)    the Collateral Accounts, all monies on deposit from time to time in the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such HVF Vehicles and all Permitted Investments from time to time credited to the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such HVF Vehicles;
(viii)    the Master Exchange Agreement and the Escrow Agreement to the extent each agreement relates to such HVF Vehicles and all monies due and to become due to HVF thereunder in respect of such HVF Vehicles, whether payable by the Intermediary to HVF from the accounts maintained pursuant to the Escrow Agreement or payable as damages for breach of the Master Exchange Agreement, the Escrow Agreement or otherwise and all rights to compel performance and otherwise exercise remedies thereunder with respect to such HVF Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HVF against any other party under or with respect to the Master Exchange Agreement and the Escrow Agreement (whether arising pursuant to the terms of the Master Exchange Agreement or the Escrow Agreement or otherwise available to HVF at law or in equity) to the extent such rights, remedies, powers, privileges and claims relate to such HVF Vehicles, and the right to enforce the Master Exchange Agreement and the Escrow Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Master Exchange Agreement or the Escrow Agreement or the obligations of any party thereunder, in each case to the extent relating to such HVF Vehicles; and
(ix)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds are or become Additional Subsidies.
(b)    Grant by HGI. As security for the payment of the respective obligations from time to time owing by HGI to each Financing Source (and Beneficiary related to such Financing Source, as assignee thereof) under the Financing Documents with respect to such

Financing Source, HGI hereby grants, pledges and assigns to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof), solely to the extent constituting Related Master Collateral with respect to each such Financing Source, a continuing, first priority security interest in all right, title and interest of HGI in, to and under the following, whether now owned or subsequently acquired or arising (the “HGI Master Collateral”):
(i)    all Vehicles owned by HGI (the “HGI Vehicles”) and all Certificates of Title with respect thereto;
(ii)    all Manufacturer Programs to the extent they relate to such HGI Vehicles and all monies due and to become due in respect of such HGI Vehicles from the Manufacturers under or in connection with the Manufacturer Programs (other than Excluded Payments) (whether arising pursuant to the terms of the Manufacturer Program or otherwise available to HGI at law or in equity) and all rights to compel performance and otherwise exercise remedies to the extent they relate to such HGI Vehicles thereunder and/or such monies due or to become due with respect thereto;
(iii)    the Assignment Agreements to the extent they relate to such HGI Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HGI against any other party under or with respect to the Assignment Agreements to the extent they relate to such HGI Vehicles (whether arising pursuant to the terms of the Assignment Agreements or otherwise available to HGI at law or in equity), and the right to enforce any of the Assignment Agreements to the extent they relate to such HGI Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Assignment Agreements or the obligations of any party thereunder, in each case to the extent the same relate to such HGI Vehicles;
(iv)    the Nominee Agreement to the extent it relates to such HGI Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HGI against any other party under or with respect to the Nominee Agreement that relate to such HGI Vehicles (whether arising pursuant to the terms of the Nominee Agreement or otherwise available to HGI at law or in equity), and the right to enforce the Nominee Agreement as it relates to such HGI Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Nominee Agreement or the obligations of any party thereunder, in each case as the same relate to such HGI Vehicles;
(v)    all sale and other proceeds from the disposition of such HGI Vehicles, including all monies due in respect of such HGI Vehicles (other than Excluded Payments);
(vi)    all payments and claims under insurance policies (regardless of whether the Collateral Agent or HGI is named as the loss payee thereof) with respect to such HGI Vehicles and under any warranty with respect to such HGI Vehicles;

(vii)    the Collateral Accounts, all monies on deposit from time to time in the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such HGI Vehicles and all Permitted Investments from time to time credited to the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such HGI Vehicles;
(viii)    the Master Exchange Agreement and the Escrow Agreement to the extent each agreement relates to such HGI Vehicles and all monies due and to become due to HGI thereunder in respect of such HGI Vehicles, whether payable by the Intermediary to HGI from the accounts maintained pursuant to the Escrow Agreement or payable as damages for breach of the Master Exchange Agreement, the Escrow Agreement or otherwise and all rights to compel performance and otherwise exercise remedies thereunder with respect to such HGI Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of HGI against any other party under or with respect to the Master Exchange Agreement and the Escrow Agreement (whether arising pursuant to the terms of the Master Exchange Agreement or the Escrow Agreement or otherwise available to HGI at law or in equity) to the extent such rights, remedies, powers, privileges and claims relate to such HGI Vehicles, and the right to enforce the Master Exchange Agreement and the Escrow Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Master Exchange Agreement or the Escrow Agreement or the obligations of any party thereunder, in each case to the extent relating to such HGI Vehicles; and
(ix)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds are or become Additional Subsidies
(c)    Grant by DTG Operations. As security for the payment of the respective obligations from time to time owing by DTG Operations to each Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof) under the Financing Documents with respect to such Financing Source, DTG Operations hereby grants, pledges and assigns to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof), to the extent constituting Related Master Collateral with respect to each such Financing Source, a continuing, first priority security interest in all right, title and interest of DTG Operations in, to and under the following, whether now owned or subsequently acquired or arising (the “DTG Operations Master Collateral”):

(i)    the DTG Operations Vehicles and all Certificates of Title with respect thereto;
(ii)    all Manufacturer Programs to the extent they relate to such DTG Operations Vehicles and all monies due and to become due in respect of such DTG Operations Vehicles from the Manufacturers under or in connection with the Manufacturer Programs (other than Excluded Payments) (whether arising pursuant to the terms of the Manufacturer Program or otherwise available to DTG Operations at law or in equity) and all rights to compel performance and otherwise exercise remedies to the extent they relate to such DTG Operations Vehicles thereunder and/or such monies due or to become due with respect thereto;
(iii)    the Assignment Agreements to the extent they relate to such DTG Operations Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of DTG Operations against any other party under or with respect to the Assignment Agreements to the extent they relate to such DTG Operations Vehicles (whether arising pursuant to the terms of the Assignment Agreements or otherwise available to DTG Operations at law or in equity), and the right to enforce any of the Assignment Agreements to the extent they relate to such DTG Operations Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Assignment Agreements or the obligations of any party thereunder, in each case to the extent the same relate to such DTG Operations Vehicles;
(iv)    the Nominee Agreement to the extent it relates to such DTG Operations Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of DTG Operations against any other party under or with respect to the Nominee Agreement that relate to such DTG Operations Vehicles (whether arising pursuant to the terms of the Nominee Agreement or otherwise available to DTG Operations at law or in equity), and the right to enforce the Nominee Agreement as it relates to such DTG Operations Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Nominee Agreement or the obligations of any party thereunder, in each case as the same relate to such DTG Operations Vehicles;
(v)    all sale and other proceeds from the disposition of such DTG Operations Vehicles, including all monies due in respect of such DTG Operations Vehicles (other than Excluded Payments);
(vi)    all payments and claims under insurance policies (regardless of whether the Collateral Agent or DTG Operations is named as the loss payee thereof) with respect to such DTG Operations Vehicles and under any warranty with respect to such DTG Operations Vehicles;
(vii)    the Collateral Accounts, all monies on deposit from time to time in the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such DTG Operations Vehicles and all Permitted Investments from time to time credited to the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such DTG Operations Vehicles;
(viii)    the Master Exchange Agreement and the Escrow Agreement to the extent each agreement relates to such DTG Operations Vehicles and all monies due and to become due to DTG Operations thereunder in respect of such DTG Operations Vehicles, whether payable by the Intermediary to DTG Operations from the accounts maintained pursuant to the Escrow Agreement or payable as damages for breach of the Master Exchange Agreement, the Escrow Agreement or otherwise and all rights to compel performance and otherwise exercise remedies thereunder with respect to such DTG Operations Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of DTG Operations against any other party under or with respect to the Master Exchange Agreement and the Escrow Agreement (whether arising pursuant to the terms of the Master Exchange Agreement or the Escrow Agreement or otherwise available to DTG Operations at law or in equity) to the extent such rights, remedies, powers, privileges and claims relate to such DTG Operations Vehicles, and the right to enforce the Master Exchange Agreement and the Escrow Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Master Exchange Agreement or the Escrow Agreement or the obligations of any party thereunder, in each case to the extent relating to such DTG Operations Vehicles; and
(ix)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds are or become Additional Subsidies.
(d)    Grant by Hertz. As security for the payment of the respective obligations from time to time owing by Hertz to each Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof) under the Financing Documents with respect to such Financing Source, Hertz hereby grants, pledges and assigns to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof), solely to the extent constituting Related Master Collateral with respect to each such Financing Source, a continuing, first priority security interest in all right, title and interest of Hertz in, to and under the following, whether now owned or subsequently acquired or arising (the “Hertz Master Collateral”):
(i)    the Hertz Vehicles and all Certificates of Title with respect thereto;

(ii)    all Manufacturer Programs to the extent they relate to such Hertz Vehicles and all monies due and to become due in respect of such Hertz Vehicles from the Manufacturers under or in connection with the Manufacturer Programs (other than Excluded Payments) (whether arising pursuant to the terms of the Manufacturer Program or otherwise available to Hertz at law or in equity) and all rights to compel performance and otherwise exercise remedies to the extent they relate to such Hertz Vehicles thereunder and/or such monies due or to become due with respect thereto;
(iii)    the Assignment Agreements to the extent they relate to such Hertz Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of Hertz against any other party under or with respect to the Assignment Agreements to the extent they relate to such Hertz Vehicles (whether arising pursuant to the terms of the Assignment Agreements or otherwise available to Hertz at law or in equity), and the right to enforce any of the Assignment Agreements to the extent they relate to Hertz Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Assignment Agreements or the obligations of any party thereunder, in each case to the extent the same relate to such Hertz Vehicles;
(iv)    the Nominee Agreement to the extent it relates to such Hertz Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of Hertz against any other party under or with respect to the Nominee Agreement that relate to such Hertz Vehicles (whether arising pursuant to the terms of the Nominee Agreement or otherwise available to Hertz at law or in equity), and the right to enforce the Nominee Agreement as it relates to such Hertz Vehicles and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Nominee Agreement or the obligations of any party thereunder, in each case as the same relate to such Hertz Vehicles;
(v)    all sale and other proceeds from the disposition of such Hertz Vehicles, including all monies due in respect of such Hertz Vehicles (other than Excluded Payments);
(vi)    all payments and claims under insurance policies (regardless of whether the Collateral Agent or Hertz is named as the loss payee thereof) with respect to such Hertz Vehicles and under any warranty with respect to such Hertz Vehicles;
(vii)    the Collateral Accounts, all monies on deposit from time to time in the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such Hertz Vehicles and all Permitted Investments from time to time credited to the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such Hertz Vehicles;
(viii)    the Master Exchange Agreement and the Escrow Agreement to the extent each agreement relates to such Hertz Vehicles and all monies due and to become due to Hertz thereunder in respect of such Hertz Vehicles, whether payable by the

Intermediary to Hertz from the accounts maintained pursuant to the Escrow Agreement or payable as damages for breach of the Master Exchange Agreement, the Escrow Agreement or otherwise and all rights to compel performance and otherwise exercise remedies thereunder with respect to such Hertz Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of Hertz against any other party under or with respect to the Master Exchange Agreement and the Escrow Agreement (whether arising pursuant to the terms of the Master Exchange Agreement or the Escrow Agreement or otherwise available to Hertz at law or in equity) to the extent such rights, remedies, powers, privileges and claims relate to such Hertz Vehicles, and the right to enforce the Master Exchange Agreement and the Escrow Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Master Exchange Agreement or the Escrow Agreement or the obligations of any party thereunder, in each case to the extent relating to such Hertz Vehicles; and
(ix)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds are or become Additional Subsidies.
(e)    From time to time, pursuant to a Grantor Supplement, as security for the payment of the obligations from time to time owing by the Additional Grantor identified in such Grantor Supplement to one or more Financing Sources (and the Beneficiaries, if any, with respect to such Financing Sources, as assignee thereof) under the Financing Documents with respect to each such Financing Source, such Additional Grantor may grant, pledge and assign to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, if any, as assignee thereof), to the extent of the Related Master Collateral with respect to such Financing Source, a continuing, first priority security interest in all right, title and interest of such Additional Grantor in, to and under its Additional Grantor Master Collateral.
(f)    Notwithstanding the assignment and security interest so granted to the Collateral Agent on behalf of the applicable Beneficiaries pursuant to subsections (a) through (d) above, or as described in subsection (e) above, and pursuant to any Grantor Supplement, each Grantor shall nevertheless be permitted to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, that are required to be given in the normal course of business in connection with the Related Vehicles and Financing Documents with respect to each such Financing Source, subject to (x) any restrictions set forth in the Financing Source and Beneficiary Supplement or Financing Documents for such Financing Source and (y) the

Collateral Agent’s right (which right, for the avoidance of doubt, shall be subject to Section 5.4(g)) upon the occurrence and during the continuance of an Amortization Event with respect to such Financing Source, to revoke such permission).
(g)    Each Financing Source and each Beneficiary hereby directs the Collateral Agent, and the Collateral Agent hereby agrees, to execute and deliver as of the date set forth therein in its capacity as Collateral Agent hereunder each Assignment Agreement hereafter entered into by any of the Grantors.
SECTION 2.2    Designation of Beneficiaries.
(a)    Each party that from time to time is designated as a Beneficiary pursuant to a Financing Source and Beneficiary Supplement will be the Beneficiary hereunder with respect to the Related Vehicles and other Related Master Collateral, in each case with respect to the Financing Source related to such Beneficiary. The Collateral Servicer shall designate on its computer systems (i) the Beneficiary with respect to each Pledged Vehicle and Other Specified Collateral and (ii) each Pledged Vehicle that is a Non-Liened Vehicle and the Beneficiary with respect thereto. The designation of Related Vehicles and Related Other Specified Collateral with respect to each Beneficiary on the Collateral Servicer’s computer systems (which designation shall specify the Financing Document(s) related to such Beneficiary) as evidenced by the most recently delivered Collateral Agent Report shall be considered prima facie evidence of such Beneficiary’s interest in and rights with respect to such Related Vehicles, Related Other Specified Collateral and other Related Master Collateral and shall create a rebuttable presumption as to the accuracy of such designation.
(b)    If at any time, any Beneficiary reasonably believes that such designation by the Collateral Servicer is incorrect, such Beneficiary (the “Disputing Beneficiary”) may dispute such designation by delivering a written notice to the Collateral Servicer and the Collateral Agent setting forth its claim (such claim, a “Reassignment Claim”) as to the correct designation. The Collateral Servicer shall promptly upon receipt of such Reassignment Claim distribute a copy thereof to each Grantor and each Beneficiary (the “Non-Disputing Beneficiary”) with respect to such Pledged Vehicle and/or Other Specified Collateral. The Non-Disputing Beneficiary shall within ten (10) Business Days of receipt of such notice from the Collateral Servicer, notify each of the Collateral Servicer and the Collateral Agent in writing as to whether it consents to the Disputing Beneficiary’s redesignation. If the Collateral Servicer and the Collateral Agent receive written notice from the Non-Disputing Beneficiary consenting to the Disputing Beneficiary’s redesignation within the period specified above, the Collateral Servicer shall promptly effect such redesignation.
(c)    Each Beneficiary expressly agrees that it will not challenge, dispute or interfere with the right of another Beneficiary to dispose of, or direct the Collateral Agent to dispose of, the Related Vehicles and Related Other Specified Collateral, with respect to such other Beneficiary, as shown in the Collateral Servicer’s computer systems and/or evidenced in the most recently delivered Collateral Agent Report, even if such Beneficiary reasonably believes that the designation of the Related Vehicles and Related Other Specified Collateral with respect to such Beneficiary in such Collateral Agent Report is incorrect. After the distribution to a Beneficiary of proceeds in respect of the disposition of a Related Vehicle or Related Other Specified Collateral with respect to such Beneficiary, a disputing Beneficiary may pursue any right or remedy available to it under applicable law or in equity.
(d)    Each Beneficiary shall be entitled to the benefits of this Agreement only with respect to the Related Vehicles and Related Master Collateral, in each case, related to such Beneficiary. No Beneficiary shall have any interest in:
(i)    any Pledged Vehicle that is not a Related Vehicle with respect to such Beneficiary,
(ii)    any Other Specified Collateral that is not Related Other Specified Collateral with respect to such Beneficiary;
(iii)    any funds in any Collateral Accounts that are proceeds of any such Pledged Vehicle that is not a Related Vehicle with respect to such Beneficiary and all Permitted Investments from time to time credited to the Collateral Accounts constituting proceeds from the disposition of or otherwise arising from, related to, or in respect of such Pledged Vehicle,
(iv)    rights under any Manufacturer Program with respect to any such Pledged Vehicle that is not a Related Vehicle with respect to such Beneficiary, or
(v)    any Pledged Master Collateral that is not Related Master Collateral with respect to such Beneficiary (including any rights under the Master Exchange Agreement with respect to any Relinquished Vehicle that was not a Related Vehicle with respect to such Beneficiary at the time such Relinquished Vehicle was sold) and/or other Pledged Master Collateral, in each case regardless of the time, order, manner or nature of attachment or perfection of security interests in the foregoing (including the giving of, or failure to give, any purchase money security interest or other notice, or the order of filing financing statements), or any provision of the Uniform Commercial Code, the federal Bankruptcy Code, or other applicable law.
(e)Each Grantor and each Beneficiary hereby authorizes the Collateral Agent to be named as the first lienholder on the Certificates of Title for its Related Vehicles, in a representative capacity, as collateral agent for the Beneficiaries.
SECTION 2.3    Redesignation of Pledged Vehicles.
(a)    Each of the Grantors, from time to time, may:
(i)    finance additional Pledged Vehicles, and/or other Pledged Master Collateral or otherwise pledge or allocate such Pledged Vehicles and/or other Pledged Master Collateral for the benefit of a Financing Source and each Beneficiary related thereto, and in connection therewith, upon satisfaction of the applicable conditions, if any, specified in the related Financing Documents to which such Pledged Vehicles and/or Pledged Master Collateral will be subject, the Collateral Servicer shall designate on its computer systems (i) the Beneficiary and Financing Source related thereto with respect to such Pledged Vehicles and/or Other Specified Collateral, (ii) any such Pledged Vehicles that are Non-Liened Vehicles with respect to such Beneficiary and Financing Source related thereto and (iii) the Financing Documents to which such Pledged Vehicles and/or Other Specified Collateral are subject, and/or
(ii)    refinance or otherwise re-pledge or re-allocate Pledged Vehicles and/or other Pledged Master Collateral then owned by it and allocated on the Collateral Servicer’s records to one Financing Source and each Beneficiary related thereto to a new Financing Source and each Beneficiary related thereto and in connection therewith, upon satisfaction of the applicable conditions, if any, specified in the Financing Documents related to the previous Financing Source for the release of such Pledged Vehicles and/or Other Specified Collateral, the Collateral Servicer shall designate on its computer systems (i) the Beneficiary and Financing Source related thereto with respect to such Pledged Vehicles and/or Other Specified Collateral, (ii) any such Pledged Vehicles that are Non-Liened Vehicles with respect to such Beneficiary and Financing Source related thereto and (iii) the Financing Documents to which such Pledged Vehicles and/or Other Specified Collateral are subject.
In the case of a refinancing of Pledged Vehicles and/or Other Specified Collateral upon satisfaction of all conditions, if any, specified in the Financing Documents related to the previous Financing Source for the release of such Pledged Vehicles and/or Other Specified Collateral including the payment of any amounts owing to such previous Financing Source in respect of such Pledged Vehicles and/or Other Specified Collateral (I) such Pledged Vehicles, and/or Other Specified Collateral, as the case may be, shall constitute Related Vehicles and/or Related Other Specified Collateral with respect to the Beneficiary related to the new Financing Source, and (II) such Pledged Vehicles and/or Other Specified Collateral, as the case may be, shall cease to be Related Vehicles and/or Related Other Specified Collateral with respect to the Beneficiary with respect to the previous Financing Source.
(b)    Each designation or redesignation by the Collateral Servicer shall automatically constitute a representation and warranty by the Collateral Servicer for the benefit of each applicable Beneficiary that the conditions in the Financing Documents related to each such Beneficiary have been satisfied. No Beneficiary shall have any interest in any Pledged Vehicle or other Pledged Master Collateral for which it is no longer designated as the Beneficiary hereunder, it being understood that, subject to the satisfaction of all conditions (if any) specified in the Financing Documents related to such Beneficiary for the release of such Pledged Vehicle or such other Pledged Master Collateral, any such redesignation shall constitute a release by such Beneficiary of any interest therein.
SECTION 2.4    Collateral Agent Reports. On each Business Day commencing on the date hereof, the Collateral Servicer shall prepare and maintain records stored electronically on the Collateral Servicer’s computer systems (such records, as updated each Business Day, the “Collateral Agent Records”), showing:
(i)    each Pledged Vehicle by the VIN with respect to such Pledged Vehicle,
(ii)    each Pledged Vehicle designated on the Collateral Servicer’s computer systems as a Non-Liened Vehicle,
(iii)    the jurisdiction in which each such Pledged Vehicle is titled,
(iv)    the Related Vehicles designated to each Beneficiary identified by VINs with respect to such Related Vehicles, and, if any Other Specified Collateral has been designated to any such Beneficiary, such Other Specified Collateral designated to such Beneficiary, in each case as of such date, and
(v)    (A) the recorded mileage of each Pledged Vehicle, as of its last check-in, (B) the date of the last check-in of each Pledged Vehicle and (C) the physical location of each Pledged Vehicle, as of its last check-in.
On the date hereof, the Collateral Servicer shall deliver or cause to be delivered to the Collateral Agent the Collateral Agent Records as of such date, which delivery may be satisfied by the Collateral Servicer posting, or causing to be posted, such Collateral Agent Records to a password-protected website made available to the Collateral Agent or by any other reasonable means of electronic transmission (including, without limitation, e-mail, file transfer protocol or otherwise).  On each Business Day following the date hereof, the Collateral Servicer shall deliver or cause to be delivered to the Collateral Agent a schedule listing all changes to the Collateral Servicer’s Collateral Agent Records in respect of the foregoing clauses (i) through (iv) since the preceding Business Day (such schedule as delivered each Business Day, a “Collateral Agent Report”), which delivery may be satisfied by the Collateral Servicer posting, or causing to be posted, such Collateral Agent Report to a password-protected website made available to the

Collateral Agent or by any other reasonable means of electronic transmission (including, without limitation, e-mail, file transfer protocol or otherwise).
SECTION 2.5    Collateral Accounts. (a) The Collateral Agent shall establish and maintain for the benefit of the Beneficiaries one or more accounts, as “securities accounts” under and as defined in Section 8-501 of the New York UCC (each, a “Collateral Account”), each in the name of the Collateral Agent or, prior to the date of termination of the Master Exchange Agreement pursuant to Section 7.01(b) thereof, the joint name of the Collateral Agent and the Intermediary, that shall be administered and operated as provided in this Agreement and the Master Exchange Agreement, bearing a designation clearly indicating that the funds deposited therein are held for the respective benefit of the Beneficiaries as set forth herein. Each Collateral Account shall be maintained (i) with a Qualified Institution or (ii) as a segregated trust account with a Qualified Trust Institution. If any Collateral Account is not maintained in accordance with the previous sentence, then within ten (10) Business Days of obtaining knowledge of such fact, the Collateral Agent and, if applicable, the Intermediary shall establish a new Collateral Account which complies with such sentence and transfer into the new Collateral Account all funds from the non-qualifying Collateral Account. Initially, each Collateral Account will be established with the Collateral Agent. Notwithstanding any contrary provision that may be contained in any Financing Document, the provisions contained in this Agreement relating to the Collateral Accounts and to the flow of funds into and out of the Collateral Accounts are consented to by the parties hereto and shall control.
(b)    With respect to each Financing Source, such Beneficiary related thereto and the Related Master Collateral and Financing Documents with respect to such Financing Source:
(i)    the Collateral Servicer and the Related Grantor with respect to such Financing Source shall cause all amounts and proceeds due from any party in respect of such Related Master Collateral to be deposited in a Collateral Account unless such amounts and proceeds are to be otherwise directed pursuant to such Financing Documents; and
(ii)    at such time as no further distribution from such Related Grantor to any such Beneficiary is required or will be required to be made pursuant to this Section 2.5(b) or such Financing Documents and all other outstanding payment obligations of such Grantor have been satisfied under such Financing Documents, all remaining funds constituting Related Master Collateral with respect to such Beneficiary in any Collateral Account shall be distributed to such Related Grantor upon the written request of the Collateral Servicer (and, in the event that any funds represent Relinquished Property Proceeds, only to the extent permitted under the Master Exchange Agreement).
(c)    The Collateral Agent shall promptly notify the Collateral Servicer when funds are deposited in any Collateral Account. Promptly after the deposit of any funds into a Collateral Account, but in no event more than seven (7) Business Days thereafter, the Collateral Servicer shall instruct the Collateral Agent in writing as to, with respect to each Beneficiary, the amount thereof that represents Proceeds of Related Master Collateral with respect to such

Beneficiary. With respect to any such amounts representing Related Master Collateral (for the avoidance of doubt, other than Relinquished Property Proceeds), the Collateral Agent shall, pursuant to and promptly after receipt of instructions from the Collateral Servicer, withdraw such amounts from the applicable Collateral Account and deposit such amounts in the applicable Related Collection Account with respect to such Beneficiary and with respect to any such amounts representing Relinquished Property Proceeds, the Collateral Agent shall, pursuant to and promptly after receipt of instructions from the Collateral Servicer, withdraw such amounts from the applicable Collateral Account and deposit such amounts in accordance with the Master Exchange Agreement.
(d)    If at any time the Collateral Servicer or any Beneficiary or any Grantor shall receive any funds to which it is not entitled pursuant to the provisions of this Agreement, the Collateral Agent, the Collateral Servicer, such Beneficiary or such Grantor shall so advise the other parties hereto in writing (upon which written advice the Collateral Agent may conclusively rely) within two (2) Business Days of receipt thereof and the Collateral Servicer, such Beneficiary or such Grantor, as the case may be, shall forthwith take reasonable steps to ensure that such funds are remitted to the Person so entitled thereto or as such Person directs or as otherwise provided in the applicable Financing Documents, in each case, within two (2) Business Days of such direction or within such time period as specified in the applicable Financing Documents.
(e)    The Collateral Servicer may instruct in writing the Collateral Agent to invest funds on deposit in any Collateral Account in Permitted Investments. If the Collateral Agent does not receive instructions from the Collateral Servicer prior to 11:00 a.m., New York City time, on any day as to the distribution or investment of any funds on deposit in a Collateral Account, then the Collateral Agent shall invest such funds in Permitted Investments pursuant to an investment letter previously delivered by the Collateral Servicer to the Collateral Agent. All investments of funds on deposit in any Collateral Account shall be redeemable or mature on the next Business Day. The Collateral Agent shall not be responsible for any losses incurred on any investments made pursuant to this Section 2.5(e). All investment earnings (net of losses and investment expenses) shall be payable to the Collateral Servicer on each Payment Date.
SECTION 2.6    Certificates of Title. (a) The Collateral Servicer, or any of its designated agents, identified from time to time on Schedule 2.6(a) (as such Schedule 2.6(a) may be updated from time to time pursuant to a written notice delivered by the Collateral Servicer to the Collateral Agent) on behalf of the Collateral Servicer, (each a “Collateral Servicer’s Agent”) shall hold all of the Certificates of Title for the Pledged Vehicles constituting Pledged Master Collateral in the Collateral Servicer’s capacity as agent of, and custodian for, the Collateral Agent. The Collateral Servicer or the Collateral Servicer’s Agents on behalf of the Collateral Servicer shall (i) hold all such Certificates of Title, under lock and key, in a fire resistant location at one or more of the offices specified in Schedule 2.6(b) (as such Schedule 2.6(b) may be updated from time to time pursuant to a written notice delivered by the Collateral Servicer to the Collateral Agent), and (ii) unless otherwise directed by the Collateral Agent in accordance with this Agreement, not release or surrender any such Certificate of Title other than Certificates of Title as to which the security interest of the Collateral Agent has been released in accordance with Section 2.7 of this Agreement; provided, however, that the Collateral Servicer or the Collateral Servicer’s Agents, on behalf of and at the direction of the Collateral Servicer, may deliver the Certificate of Title for any Related Vehicle with respect to a Financing Source sold or otherwise disposed of in accordance with the Financing Documents related to such Financing Source to the purchaser thereof, together with any documentation necessary to effect the removal of the notation of the Lien of this Agreement on such Certificate of Title.
Unless otherwise specified in the Financing Documents with respect to a Financing Source, the Collateral Servicer shall cause the Certificates of Title with respect to each Related Vehicle to show (i) the Nominee, as the registered owner of such Related Vehicle, and (ii) unless such Related Vehicle is designated as a Non-Liened Vehicle on the Collateral Servicer’s computer systems, the Collateral Agent, as the first lienholder, at the address of one of the offices of the Collateral Servicer (or the Collateral Servicer’s Agent) referred to in the preceding sentence. The Collateral Servicer shall pay any compensation payable to any Collateral Servicer’s Agent from its own funds. Notwithstanding any delegation of duties to a Collateral Servicer’s Agent hereunder, the Collateral Servicer shall not be relieved of its liability and responsibility with respect to such duties.
(b)    With respect to each Financing Source and each Beneficiary related thereto, the Collateral Agent agrees that upon request of the Collateral Servicer it will execute a power of attorney in respect of the Related Vehicles and Related Other Specified Collateral related to such Financing Source substantially in the form of Exhibit C.
(c)    With respect to each Financing Source and each Beneficiary related thereto, after the occurrence and during the continuance of an Amortization Event with respect to such Financing Source, such Beneficiary may cause the Collateral Agent to terminate the power of attorney in respect of the Related Vehicles and Related Other Specified Collateral referred to in Section 2.6(b) by giving written notice to such effect to the Collateral Servicer and the Collateral Agent. The Collateral Agent agrees that upon receipt of any such notice (upon which notice the Collateral Agent may conclusively rely) it shall promptly terminate such power of attorney by giving written notice to such effect to the Collateral Servicer.
After any such termination, upon written request of such Beneficiary, the Collateral Agent will execute a power of attorney in the name of such parties designated by such Beneficiary in respect of such Related Vehicles and Related Other Specified Collateral substantially in the form of Exhibit C (with such modification as may be necessary to give effect to such power of attorney to such parties designated by such Beneficiary).
SECTION 2.7    Release of Collateral. With respect to any Pledged Vehicle constituting Related Master Collateral, unless otherwise specified in the Financing Documents with respect to the Financing Source with respect to such Related Master Collateral, upon the Disposition Date of such Pledged Vehicle, such Pledged Vehicle and the related Certificate of Title shall automatically be released from the Lien of this Agreement.
SECTION 2.8    Grantor Interest. For the avoidance of doubt and notwithstanding anything herein to the contrary (including, without limitation, Sections 2.2 and

2.3), as of any date of determination, with respect to any Pledged Master Collateral that is not designated as for the benefit of any Beneficiary on the Collateral Servicer’s computer systems as of such date, the Grantor of such Pledged Master Collateral shall be deemed the “Beneficiary” and “Financing Source” with respect to such Pledged Master Collateral for all purposes under this Agreement and all right, title and interest to and under such Pledged Master Collateral shall belong to such Grantor unless and until such Pledged Master Collateral is designated to another Beneficiary pursuant to Section 2.2 or 2.3.
ARTICLE III

THE COLLATERAL SERVICER
SECTION 3.1    Acceptance of Appointment. The Collateral Agent and each Beneficiary hereby appoints Hertz, and Hertz hereby agrees to act, as the initial collateral servicer (the “Collateral Servicer”) under this Agreement.
SECTION 3.2    Collateral Servicer Functions. With respect to each Financing Source and each Beneficiary related thereto, the Collateral Servicer (together with any related Sub-Collateral-Servicer) shall service and administer the Related Master Collateral related to such Financing Source in accordance with the terms of this Agreement and the Financing Documents related to such Financing Source, in each case in accordance with the Servicing Standard, and, in a manner consistent with the Servicing Standard, the Collateral Servicer shall:
(i)    unless otherwise specified in the Financing Documents with respect to a Financing Source, cause the Collateral Agent to be shown as the first lienholder on all Certificates of Title for each Related Vehicle;
(ii)    in accordance with the requirements of such Financing Documents and as applicable thereunder, designate (or redesignate, as the case may be) Pledged Vehicles as Related Vehicles with respect to such Financing Source (and, to the extent provided in the related Financing Documents, Pledged Master Collateral as Related Master Collateral with respect to such Financing Source) on its computer systems in accordance with Sections 2.2 and 2.3;
(iii)    direct payments due in connection with the Manufacturer Programs with respect to such Related Vehicles to be deposited directly into a Collateral Account in accordance with Section 2.5(b), unless (a) such function has been delegated to the Servicer, under and defined in, and in accordance with, the Financing Documents related to such Financing Source or (b) such payments are to be otherwise directed pursuant to such Financing Documents;
(iv)    deposit all sale proceeds received by the Collateral Servicer from sales of such Related Vehicles to third parties (other than in connection with any related Manufacturer Program) and insurance proceeds and warranty payments in respect of such Related Vehicles received directly by the Collateral Servicer into a Collateral Account within two (2) Business Days of receipt by the Collateral Servicer in accordance with

Section 2.5(b), unless (a) such function has been delegated to the Servicer, under as defined in, and in accordance with, the Financing Documents related to such Financing Source or (b) such payments are to be otherwise directed pursuant to such Financing Documents;
(v)    furnish the Collateral Agent Report as provided in Section 2.4;
(vi)    instruct the Collateral Agent in writing to make distributions, withdrawals and payments from the Collateral Accounts in accordance with Section 2.5;
(vii)    perform the duties specified in Section 8.20 of the Master Exchange Agreement and Section 6.21 of the Escrow Agreement; and
(viii)    otherwise administer and service such Related Vehicles, if so provided in, and then in accordance with, the Financing Documents related to such Financing Source.
The Collateral Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder (including, without limitation, the related Sub-Collateral-Servicers, if any) to do any and all things in connection with its servicing and administration duties that it may deem necessary or desirable to accomplish such servicing and administration duties and that does not materially adversely affect the interests of any Beneficiary unless otherwise prohibited by the Financing Documents related to such Beneficiary. Any permissive right of the Collateral Servicer contained in this Agreement shall not be construed as a duty.
SECTION 3.3    The Collateral Servicer Not to Resign. Without the prior written consent of the Collateral Agent and each of the Beneficiaries, the Collateral Servicer shall not resign from the obligations and duties imposed on it hereunder.
SECTION 3.4    Servicing Rights of Collateral Agent. (d) With respect to any Financing Source and each Beneficiary related thereto, if any Collateral Servicer Default has occurred and is continuing with respect to the Financing Documents related to such Financing Source:
(i)    the Collateral Agent, at the direction of and at the expense of such Beneficiary, shall take such action or cause such action to be taken, to perform such obligations as shall be so directed by such Beneficiary, whereupon the Collateral Agent shall have full right and authority to take or cause to be taken such action so directed;
(ii)    the appointment of Hertz as Collateral Servicer in respect of the Related Vehicles related to such Financing Source may be terminated by such Beneficiary in the same manner as such Beneficiary may terminate the rights and obligations of the Servicer under such Financing Document; and

(iii)    as soon as practicable after any such termination of such appointment, the Collateral Servicer, at its expense, shall deliver or cause to be delivered the Certificates of Title to such Pledged Vehicles and the most recent Collateral Agent Report, to such Beneficiary or such Beneficiary’s agent at such place or places as such Beneficiary may reasonably designate.
(iv)    In the event that the Collateral Agent is directed to take any action with respect to any of the Pledged Master Collateral or perform any obligation of the Collateral Servicer pursuant to Section 3.4(a) of this Agreement, the Collateral Servicer shall fully cooperate with the Collateral Agent in any manner requested by the Collateral Agent or the applicable Beneficiary in order to assist the Collateral Agent in taking any such action or performing any such duty.
SECTION 3.5    Incumbency Certificate. With the delivery of this Agreement and from time to time thereafter, each of the Grantors and the Collateral Servicer shall furnish to the Collateral Agent a certificate (each, an “Incumbency Certificate”) certifying as to the incumbency and specimen signatures of each of their respective Authorized Officers. Until the Collateral Agent receives a subsequent Incumbency Certificate, the Collateral Agent shall be entitled to rely on the last such Incumbency Certificate delivered to it for purposes of determining the Authorized Officers.
SECTION 3.6    Effective Period and Termination. With respect to each Pledged Vehicle, the Collateral Servicer’s appointment hereunder pursuant to Section 3.1 shall become effective on the date hereof and shall continue in full force and effect with respect to each such Pledged Vehicle until terminated with respect to such Pledged Vehicle pursuant to Section 3.4 or until this Agreement shall be terminated.
SECTION 3.7    Sub-Collateral-Servicers. The Collateral Servicer may delegate to any Affiliate of the Collateral Servicer (each such delegee, in such capacity, a “Sub-Collateral-Servicer”) the performance of the Collateral Servicer’s obligations as Collateral Servicer in respect of Pledged Master Collateral (but the Collateral Servicer shall remain fully liable for its obligations in respect of such Pledged Master Collateral under this Agreement).
SECTION 3.8    Collateral Servicer Fee. Unless otherwise specified in the related Financing Source and Beneficiary Supplement, as compensation for services performed by the Collateral Servicer under this Agreement, each Grantor shall pay to the Collateral Servicer on each Payment Date a monthly fee equal to: (i) a fraction, (A) the numerator of which is the number of Pledged Vehicles owned by such Grantor as of such Payment Date and (B) the denominator of which is the number of Pledged Vehicles as of such Payment Date, multiplied by (ii) $10,000.
ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS
SECTION 4.1    Representations and Warranties of the Grantors. Each Grantor represents and warrants to the Collateral Agent and each Beneficiary as follows as of the date hereof and each Closing Date:
(a)    Duly Authorized. The execution, delivery and performance by such Grantor of this Agreement (i) is within such Grantor’s partnership, corporate or limited liability company powers and has been duly authorized by all necessary corporate or limited liability company action, (ii) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained and (iii) does not contravene, or constitute a default under, any Requirements of Law with respect to such Grantor or any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument with respect to such Grantor or result in the creation or imposition of any Lien on any property of such Grantor, except for Liens created by this Agreement (except to the extent that such conflict, breach, creation or imposition is not reasonably likely to result in a Material Adverse Effect). This Agreement has been executed and delivered by a duly authorized officer of such Grantor.
(b)    No Consent Required. No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by such Grantor of this Agreement or for the performance of any of such Grantor’s obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the Grantors prior to the date hereof.
(c)    Legal, Valid and Binding Obligation. Assuming the due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid and binding obligation of such Grantor enforceable against such Grantor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
(d)    Liens. Each Grantor owns and has good and marketable title to the Pledged Master Collateral in which such Grantor has an interest, free and clear of all Liens (other than Permitted Liens). This Agreement constitutes a valid and continuing Lien on such Pledged Master Collateral in favor of the Collateral Agent on behalf of the related Beneficiary, and, unless not required by the terms of the Financing Documents with respect to such Pledged Master Collateral’s Financing Source, such Lien on such Pledged Master Collateral has been perfected and is prior to all other Liens (other than Permitted Liens specified in clauses (i) and (ii) of the definition thereof) and is enforceable as such as against creditors of and purchasers from such Grantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.
(e)    Additional Representations of the Grantors.
(i)    Other than the security interest granted to the Collateral Agent hereunder, such Grantor, on or after the date of such grant, has not pledged, assigned, sold or granted a security interest in the Pledged Master Collateral, except with respect to any Related Master Collateral as may have been pledged, assigned sold or granted pursuant to the Financing Documents with respect to the Finance Source with respect to such Related Master Collateral, and such Grantor has not authorized a filing with respect to such Pledged Master Collateral.
(ii)    Unless not required by the terms of the Financing Documents with respect to the Financing Source relating to the Pledged Master Collateral in which such Grantor has an interest, all action necessary to protect and perfect the Collateral Agent’s security interest in the Pledged Master Collateral in which such Grantor has an interest has been duly and effectively taken (except with respect to any Non-Liened Vehicles that constitute such Pledged Master Collateral) or, with respect to the notation of the Collateral Agent’s Lien on the Certificate of Title for any Pledged Vehicle (except for any Pledged Vehicle that is designated as a Non-Liened Vehicle on the Collateral Servicer’s computer systems) constituting such Pledged Master Collateral or the titling of any Pledged Vehicle constituting such Pledged Master Collateral in the name of the Nominee, the Certificate of Title or application therefor has been submitted to the appropriate state authorities for such titling and notation.
(iii)    No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing such Grantor as debtor covering all or any part of such Pledged Master Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by such Grantor in favor of the Collateral Agent in connection with this Agreement or as such may have been filed, recorded or made pursuant to the Financing Documents, and such Grantor has not authorized any such filing.
(f)    Legal Name and Location. Its legal name is on the signature pages hereto and its location within the meaning of Section 9-307 of the applicable UCC is the State of Delaware (unless otherwise set forth in the Grantor Supplement applicable to such Grantor).
SECTION 4.2    Representations and Warranties of the Collateral Servicer. The Collateral Servicer represents and warrants to the Collateral Agent and each Beneficiary as follows as of the date hereof and each Closing Date:
(a)    Duly Authorized. This Agreement has been duly authorized, executed and delivered on behalf of the Collateral Servicer and, assuming due authorization, execution and delivery by the other parties hereto, is a valid and legally binding obligation of the Collateral Servicer, enforceable against the Collateral Servicer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
(b)    No Conflicts. The execution, delivery and performance by the Collateral Servicer of this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Collateral Servicer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument under which the Collateral Servicer is a debtor or guarantor (except to the extent that such conflict, breach, creation or imposition is not reasonably likely to result in a Material Adverse Effect) nor will such action result in a violation of any provision of applicable law or regulation (except to the extent that such violation is not reasonably likely to result in a Material Adverse Effect) or of the provisions of the Certificate of Incorporation or the By-Laws of the Collateral Servicer.
(c)    No Consent Required. There is no consent, approval, authorization, order, registration or qualification of or with any Governmental Authority having jurisdiction over the Collateral Servicer that is required for the execution, delivery and performance of this Agreement (except to the extent that the failure to obtain such consent, approval, authorization, order, registration or qualification is not reasonably likely to result in a Material Adverse Effect).
SECTION 4.3    Covenants of Grantors. Each Grantor hereby agrees that:
(a)    Collateral Agent’s Security Interest. It shall take all action necessary to maintain and to perfect the Collateral Agent’s security interest on behalf of the related Beneficiary in the applicable Pledged Master Collateral in which it has an interest now in existence and hereafter acquired or created, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereunder.
(b)    Further Action as Necessary. At any time and from time to time, upon the written request of the Collateral Agent, and at its sole expense, it will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby.
It also hereby authorizes the Collateral Agent to file any such financing or continuation statement, at its expense. If any amount payable under or in connection with any of the Pledged Master Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and promptly pledged to the Collateral Agent hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly.
(c)    Collateral Agent’s Right, Title and Interest in Pledged Master Collateral. It shall warrant and defend the Collateral Agent’s right, title and interest in and to the Pledged Master Collateral in which it has an interest and the Proceeds thereof, for the benefit of the related Beneficiary against the claims and demands of all Persons whomsoever.
(d)    Name; Jurisdiction of Organization. It will not change its name or the jurisdiction of its organization without 30 days prior written notice to the Collateral Agent.

(e)    Limitations on Obligations.  Notwithstanding anything in this Section 4.3 to the contrary, nothing contained herein shall require any Grantor to (or allow the Collateral Agent to, or to request or require any Grantor to):  (i) re-title any Pledged Vehicles to reflect a titleholder other than the Nominee (or any other nominee titleholder with respect to such Pledged Vehicle); (ii) take any action that would cause the Pledged Master Collateral to include any Relinquished Property Rights from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds are or become Additional Subsidies or (iii) amend or terminate the Master Exchange Agreement.
ARTICLE V

THE COLLATERAL AGENT
SECTION 5.1    Appointment. (a) Each Financing Source and each Beneficiary, by its execution of this Agreement, appoints the Collateral Agent as its agent under and for purposes of this Agreement.
Each Financing Source and each Beneficiary authorizes the Collateral Agent to act on behalf of such Financing Source and Beneficiary under this Agreement and, in the absence of other written instructions from a Beneficiary with respect to its Related Vehicles and/or Related Master Collateral as may be received from time to time by the Collateral Agent (with respect to which the Collateral Agent agrees that it will comply) to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and to exercise such powers as are provided to each Financing Source and Beneficiary with respect to its Related Vehicles and/or other Related Master Collateral under the related Financing Documents and with such powers as may be reasonably incidental thereto.
The Collateral Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Beneficiaries, in its name and stead, for such purposes as are necessary or desirable to effectuate the provisions of this Agreement, including, without limitation, in exercising remedies upon or otherwise dealing with the Pledged Master Collateral. Each such power of attorney is irrevocable and coupled with an interest.
(b)    Reliance by the Collateral Agent. If any Beneficiary represents in writing to the Collateral Agent that it has the right to act with respect to its Related Master Collateral pursuant to the Financing Documents, the Collateral Agent may conclusively rely upon such representation and shall exercise any and all rights, remedies, powers and privileges available to such Beneficiary with respect to its Related Master Collateral to the extent and in the manner directed by such Beneficiary, at the expense of the Related Grantor and subject to the other provisions of this Agreement (including without limitation Section 5.4(g)), as permitted under the applicable Financing Documents, including, without limitation, the transmission of notices of default, repossession of Pledged Vehicles, and the institution of legal or administrative actions or proceedings. Each of the Grantors and each Beneficiary agrees that the Collateral Agent may exercise such rights, remedies, powers and privileges in lieu of a Beneficiary in accordance with the preceding sentence.
(c)    Assignment of Collateral Agent’s Security Interest in Related Master Collateral. If, at any time when an Amortization Event exists under the Financing Documents related to a Beneficiary, the Collateral Agent shall default in its obligation to exercise, or such Beneficiary and the Collateral Agent shall be unable to agree on indemnity or reimbursement arrangements with respect to the exercise of, the rights, remedies, powers or privileges of such Beneficiary with respect to its Related Master Collateral in accordance with the direction of such Beneficiary (including any rights under Sections 2.6, 3.4 or 5.1(b)), the Collateral Agent shall, upon the written request of such Beneficiary, assign to such Beneficiary the Collateral Agent’s security interest in, and all of its other rights hereunder relating to, the Related Master Collateral of such Beneficiary and shall, at the expense of such Beneficiary, execute those instruments and documents necessary to effectuate such assignment (including, if necessary, the execution of documents necessary to change the name of the first lienholder on Certificates of Title for such Beneficiary’s Related Vehicles to such Beneficiary or its agent or assignee).
SECTION 5.2    Representations. The Collateral Agent hereby represents and warrants that (i) it is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America and it has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part, and this Agreement is the legal, valid and binding obligation of the Collateral Agent, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and by the application of equitable principles.
SECTION 5.3    Exculpatory Provisions. The Collateral Agent makes no representations as to the value or condition of the Pledged Master Collateral or any part thereof, as to the status or designation of any Pledged Vehicle pursuant to Section 2.2, as to the title of either of the Grantors thereto, as to the protection afforded by this Agreement, as to any statements, representations or warranties made by any Person (other than itself) in or in connection with this Agreement or any Financing Document, as to the validity, execution (except its own execution), enforceability (except enforceability against itself), priority, perfection, legality or sufficiency of this Agreement or any Financing Document or any documents or instruments referred to therein, or the sufficiency or effectiveness or perfection or priority of any Lien on any collateral described in this Agreement, or as to the validity or collectability of any obligation contemplated by this Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring any Pledged Vehicle or for the payment of taxes, charges, assessments or Liens upon the Pledged Master Collateral or for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or otherwise perfecting or maintaining the perfection of its security interest in the Pledged Master Collateral purported to be granted hereby or otherwise as to the maintenance of the Pledged Master Collateral.
SECTION 5.4    Limitations on Duties of the Collateral Agent. (a) The Collateral Agent undertakes to perform only the duties expressly set forth herein and no implied duties shall be read into this Agreement. Nothing herein shall be deemed to constitute the Collateral Agent a trustee or fiduciary for any Beneficiary.
(b)    The Collateral Agent may exercise the rights and powers granted to it by this Agreement, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Agreement.
(c)    The Collateral Agent’s duty of care shall be solely to deal with the Pledged Master Collateral as it would deal with property of its own, the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer thereof, or for any action taken or omitted to be taken by it in accordance with this Agreement, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent.
(d)    The Collateral Agent shall have no authority to grant, convey or assign the Certificates of Title or change the notation of a security interest thereon or deal with the Certificates of Title in any way except as expressly provided herein.
(e)    The Collateral Agent shall have no liability or responsibility for (i) any release of Pledged Master Collateral by the Collateral Servicer pursuant to Sections 2.7 or (ii) any act of the Collateral Servicer taken in its own name or the name of the Collateral Agent.
(f)    The Collateral Agent shall have no duty to calculate, compute or verify, and shall not be held in any manner responsible for the content of the Collateral Agent Report.
(g)    Except as required by the specific terms of this Agreement, the Collateral Agent shall not be required to exercise any discretion and shall have no duty to exercise or to refrain from exercising any right, power, remedy or privilege granted to it hereby, or to take any affirmative action or refrain from taking any affirmative action hereunder, including with respect to the identification of funds referred to herein or the application thereof, unless directed to do so by the Beneficiary specified herein as being entitled to direct the Collateral Agent hereunder or, as provided herein, the Collateral Servicer (and shall be fully protected in acting or refraining from acting pursuant to or in accordance with such directions, which shall be binding on each of the Beneficiaries). Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action (a) that in its reasonable opinion is or may be contrary to law or to the terms of this Agreement, any Financing Document or any other agreement or instrument relating to the Pledged Master Collateral, or (b) that might or would in its reasonable opinion subject it or any of its directors, officers, employees or agents to personal or financial liability unless it is indemnified hereunder to its satisfaction (and if any indemnity should become, in the reasonable determination of the Collateral Agent, inadequate, the Collateral Agent may call for additional indemnity and cease to act until such additional indemnity is given).
(h)    The Collateral Agent may, in its sole discretion, retain counsel, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel (or counsel to Hertz or any of the Grantors), accountants and other experts.
(i)    In the event that the Collateral Agent receives conflicting instructions delivered in accordance with this Agreement, the Collateral Agent shall have the right to seek instructions concerning its duties and actions under this Agreement from any court of competent jurisdiction. If the Collateral Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Without limiting the foregoing, in the event that the Collateral Agent receives unclear or conflicting instructions from the Beneficiaries hereunder or there is any other disagreement between the other parties hereto resulting in adverse claims and demands being made in connection with the Pledged Master Collateral, or in the event that the Collateral Agent in good faith is in doubt as to what action it should take hereunder, the Collateral Agent shall be entitled to retain the Pledged Master Collateral until the Collateral Agent shall have received (i) a final order of a court of competent jurisdiction directing delivery of the Pledged Collateral or (ii) a written agreement executed by the other parties hereto directing delivery of the Pledged Master Collateral in which event the Collateral Agent shall disburse the Pledged Master Collateral in accordance with such order or agreement. Any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Collateral Agent to the effect that such order is final.
(j)    The Collateral Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Financing Document or any other agreements or instruments relating to the Pledged Master Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Pledged Master Collateral other than as it determines necessary in the fulfillment of its own obligations hereunder.
(k)    The Collateral Agent shall be entitled to rely on any communication, certificate, instrument, opinion, report, notice, paper or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons. The Collateral Agent shall be entitled to assume that no Amortization Event, Limited Liquidation Event of Default or Liquidation Event of Default shall have occurred and be continuing and that a Collateral Account, and any funds on deposit in or to the credit of a Collateral Account, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively, a “Writ”), unless (i) in the case of any Writ, the Collateral Agent has actual knowledge thereof or (ii) the Collateral Agent has received written notice from the Collateral Servicer, any of the Grantors or any Beneficiary that an Amortization Event, Limited Liquidation Event of Default or Liquidation Event of Default has occurred or such Writ has been issued and, in each case, continues to be in effect, which notice specifies the nature thereof.
(l)    The Collateral Agent, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with the Collateral Servicer, any of the Grantors, any Manufacturer and their respective Affiliates as if it were not the agent of the Beneficiaries.
(m)    The Collateral Agent may act through its agents, custodians and nominees and shall not be liable for any negligent act on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed by the Collateral Agent with due care. The appointment of agents, custodians and nominees (other than legal counsel) pursuant to this subsection (m) shall be subject to the prior written consent of each of the Grantors and each of the Beneficiaries, which consent shall not be unreasonably withheld. The possession of the Pledged Master Collateral by such agents, custodians or nominees shall be deemed to be the possession by the Collateral Agent. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Collateral Agent is provided with an indemnity from one or more of the Beneficiaries or other Persons, satisfactory to the Collateral Agent in its sole discretion.
SECTION 5.5    Resignation and Removal of Collateral Agent. (a) The Collateral Agent may, at any time with or without cause by giving forty-five (45) days’ prior written notice to the Collateral Servicer, each of the Grantors and each of the Beneficiaries, resign and be discharged of its responsibilities hereunder created, such resignation to become effective upon the appointment by the Beneficiaries of a successor Collateral Agent, and the acceptance of such appointment by such successor Collateral Agent.
The Collateral Servicer, promptly upon receipt thereof, shall provide a copy of the notice from the Collateral Agent referred to in the preceding sentence to each Rating Agency with respect to each Beneficiary (without duplication).
The Collateral Agent may be removed with respect to all of the Pledged Master Collateral by the Collateral Servicer at any time (with or without cause) upon thirty (30) days’ prior written notice by the Collateral Servicer to the Collateral Agent, the Grantors, the Beneficiaries and each of the Rating Agencies, and the appointment by each of the Beneficiaries of a successor Collateral Agent; provided, however, that, with respect to any Financing Source and each Beneficiary related thereto, if a Collateral Servicer Default or an Amortization Event has occurred and is continuing (beyond all applicable grace and cure periods) with respect to such Financing Source, the right of the Collateral Servicer to remove the Collateral Agent with respect to the Related Master Collateral shall cease and such Beneficiary shall have the right to remove the Collateral Agent (with or without cause) with respect to such Related Master Collateral upon thirty (30) days’ written notice to the Collateral Servicer, the Related Grantors, the Collateral Agent and each of the Rating Agencies with respect to such Beneficiary; provided, further, that no removal of the Collateral Agent shall be effective until the appointment of a successor Collateral Agent and acceptance of such appointment by such Collateral Agent.
Any removed Collateral Agent shall be entitled to its reasonable fees and expenses to the date the successor Collateral Agent assumes the Collateral Agent’s duties hereunder.
The indemnification of Section 5.10 shall survive the termination of the other provisions of this Agreement as to the predecessor Collateral Agent.
If no successor Collateral Agent shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such notice of removal, the Collateral Agent or any such Beneficiary may petition a court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall be appointed as above provided. Any successor Collateral Agent so appointed by such court shall immediately upon its acceptance of such appointment without further act supersede any predecessor Collateral Agent.

Upon the appointment of a successor Collateral Agent hereunder and its acceptance of such appointment, the predecessor Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.
(b)    The appointment, designation and acceptance referred to in Section 5.5(a) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor Collateral Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Collateral Agent shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessors; but any predecessor Collateral Agent shall nevertheless, on the written request of any Beneficiary, the Collateral Servicer, any Grantor or any successor Collateral Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Collateral Agent. Upon the appointment of a successor Collateral Agent hereunder, the predecessor Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement; provided, however, that the predecessor Collateral Agent will serve as nominee lienholder for the successor Collateral Agent with respect to those Pledged Vehicles on whose Certificate of Title the predecessor Collateral Agent had been named as lienholder prior to its resignation or removal pursuant to this Section 5.5.
SECTION 5.6    Qualification of Successors to Collateral Agent. Every successor to the Collateral Agent appointed pursuant to Section 5.5 (i) shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any State thereof or the District of Columbia, (ii) shall have capital, surplus and undivided profits of not less than $50,000,000, and (iii) shall have a long-term deposits rating of not less than “BBB-” by Standard & Poor’s and “Baa3” by Moody’s, if there be such an institution with such capital, surplus and undivided profits and ratings willing, qualified and able to accept the trust upon reasonable or customary terms.
SECTION 5.7    Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party shall be the Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. The Collateral Agent shall give the Rating Agencies, the Collateral Servicer, each of the Grantors and each of the Beneficiaries prior written notice of any such merger, conversion or consolidation.
SECTION 5.8    Compensation and Expenses. The Collateral Servicer shall pay to the Collateral Agent, from time to time (i) compensation for its services hereunder for administering the Pledged Master Collateral as the Collateral Agent and the Collateral Servicer shall from time to time agree in writing, and (ii) all reasonable out-of-pocket costs and expenses of the Collateral Agent (including reasonable fees and expenses of counsel) (A) arising in connection with the preparation, execution, delivery, or modification of this Agreement and/or the enforcement of any of the provisions hereof or (B) incurred in connection with the administration of the Pledged Master Collateral, the sale or other disposition of the Pledged Master Collateral pursuant to any Financing Document and/or the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and in and to the Pledged Master Collateral, provided that any costs or expenses paid by the Collateral Agent in connection with the foregoing clause (A) may not be duplicated in connection with any costs and expenses paid by the Collateral Agent in connection with the foregoing clause (B).
SECTION 5.9    Stamp, Other Similar Taxes and Filing Fees. The Collateral Servicer shall indemnify and hold harmless the Collateral Agent from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Pledged Master Collateral. The Collateral Servicer shall pay, or reimburse the Collateral Agent for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts payable in respect of the execution, delivery, performance and/or enforcement of this Agreement.
SECTION 5.10    Indemnification. Each Grantor shall pay, and indemnify and hold the Collateral Agent and each of the officers, employees, directors and agents thereof harmless from and against, any and all liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, the Collateral Agent or any such officers, employees, directors or agents in any way relating to or arising out of its Pledged Master Collateral and the execution, delivery, amendment, enforcement, performance and/or administration of this Agreement (and any agreements related thereto including, without limitation, the Assignment Agreements), including reasonable fees and expenses of counsel and other experts, and the applicable Grantor shall reimburse each of its Beneficiaries with respect to its Pledged Master Collateral for any payments made by any such Beneficiary to the Collateral Agent or any such officers, employees, directors or agents for any of the foregoing provided that such payments were permitted to be made by such Beneficiary under the Financing Documents related to such Beneficiary; provided, however, that no Grantor shall be liable for the payment of any portion of such liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of the Collateral Agent or any such officers, employees, directors or agents that are determined by a court of competent jurisdiction in a final proceeding to have resulted from the gross negligence or willful misconduct of the Collateral Agent or any such agent.
Each Beneficiary agrees to indemnify and hold the Collateral Agent and each of its officers, employees, directors and agents harmless to the same extent the Related Grantor with respect to such Beneficiary in accordance with the foregoing paragraph but only to the extent that the Collateral Agent has not been paid by such Grantor pursuant to such paragraph; provided, that any Beneficiary’s obligation to indemnify the Collateral Agent hereunder shall be limited to funds received by such Beneficiary as fees under the Financing Documents related to such Beneficiary.

SECTION 5.11    Waiver of Set-Off by the Collateral Agent. The Collateral Agent hereby expressly waives any and all rights of setoff, abatement, diminution or deduction that it may otherwise at any time have under applicable law with respect to the Pledged Master Collateral, provided, however, that this waiver shall apply only to obligations owed to the Collateral Agent in its individual capacity and not as an agent for the Beneficiaries, and agrees that all Pledged Master Collateral shall at all times be held and applied in accordance with the provisions hereof.
SECTION 5.12    Insurance Notification. The Collateral Agent shall, promptly upon its receipt of notification of any termination of or proposed cancellation or nonrenewal of any insurance policies required to be maintained under any of the Financing Documents, notify such related Beneficiary of any such termination, proposed cancellation or nonrenewal.
ARTICLE VI

MISCELLANEOUS
SECTION 6.1    Amendments, Supplements and Waivers. This Agreement may be amended, waived, terminated, supplemented or otherwise modified pursuant to a writing executed by the Collateral Agent, each Beneficiary, each Grantor and the Collateral Servicer and upon the satisfaction of the HVF Rating Agency Condition with respect to each Series of Notes Outstanding; provided, however, that:
(a)    this Agreement may be amended, waived, supplemented or otherwise modified without the consent of any Beneficiary if such amendment, waiver, supplement or modification does not materially adversely affect the interests of such Beneficiary (as evidenced by an Officer’s Certificate of the Collateral Servicer);
(b)    this Agreement may be terminated with respect to any Beneficiary without the consent of any other Beneficiary;
(c)    any amendment, waiver, termination, supplement or other modification with respect to any Financing Source and Beneficiary Supplement shall not require the consent of any Financing Source or Beneficiary other than the Financing Source and Beneficiary relating to such Financing Source and Beneficiary Supplement;
(d)    except as otherwise specified herein, any amendment, waiver, termination, supplement or other modification to this Agreement that releases any Pledged Master Collateral from the Lien granted herein shall not require the consent of the Collateral Agent or any Beneficiary other than the Beneficiary with respect to whom such released Pledged Master Collateral constitutes Related Master Collateral;
(e)    this Agreement may be amended, supplemented or otherwise modified to add to the covenants of any Grantor or the Collateral Servicer for the benefit of any Beneficiary or the Collateral Agent (and if such covenants are to be for the benefit of less than all Beneficiaries, stating that such covenants are expressly being included solely for the benefit of such Beneficiary) or to surrender any right or power herein conferred upon any Grantor; provided, however, that no Grantor will, pursuant to this Section 6.1(e), surrender any right or power it has under any Financing Document, except as permitted by the terms thereof and hereof;
(f)    this Agreement may be amended, supplemented or otherwise modified to mortgage, pledge, convey, assign and/or transfer to the Collateral Agent any property or assets as security for any Grantor’s obligations under any Financing Document and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Collateral Agent and to set forth such other provisions in respect thereof as may be required by any Financing Document or as may, consistent with the provisions of such Financing Document, be deemed appropriate by such Grantor and the Beneficiary with respect to such Financing Document, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Collateral Agent;
(g)    the execution of a Grantor Supplement or a Financing Source and Beneficiary Supplement in accordance with this Agreement shall not constitute an amendment, waiver, supplement or termination of this Agreement for the purposes of this Section 6.1; and
(h)    Schedules 2.6(a) and 2.6(b) may be amended and/or updated as provided in Section 2.6, and any such amendment or update shall not require the consent of any party hereto or to any Grantor Supplement or Financing Source Beneficiary Supplement.
The initial effectiveness of any amendment hereto (for the avoidance of doubt, other than any Grantor Supplement or Financing Source and Beneficiary Supplement) shall be subject to the delivery to the Collateral Agent of an Opinion of Counsel (which may be based on an Officer’s Certificate) that the conditions precedent set forth herein with respect to such amendment have been satisfied.
SECTION 6.2    Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed by certified or registered mail and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of such, and shall be addressed at the address specified for such party on the signature pages hereto.
In addition to the foregoing, the Collateral Agent agrees to accept and act upon notice, instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Collateral Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Collateral Agent in its discretion elects to act upon such instructions, the Collateral Agent’s understanding of such instructions shall be deemed controlling. The Collateral Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Agent, including, without limitation, the risk of the Collateral Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.
SECTION 6.3    Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
SECTION 6.4    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.5    Counterparts. This Agreement (including, for the avoidance of doubt, any Grantor Supplement and any Financing Source and Beneficiary Supplement) may be executed in separate counterparts and by the different parties on different counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement (including any Grantor Supplement and any Financing Source and Beneficiary Supplement) by facsimile transmission or electronic transmission (in “.pdf” format) shall be as effective as delivery of a manually executed counterpart of this Agreement (including any Grantor Supplement and any Financing Source and Beneficiary Supplement).

SECTION 6.6    Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The parties hereto may not assign either this Agreement or any of their respective rights, interests or obligations hereunder. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Pledged Master Collateral.
SECTION 6.7    Governing Law. THIS AGREEMENT AND ALL MATTERS ARISING OUT OF AND ANY MATTER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.8    Effectiveness and Termination. This Agreement shall become effective on the execution and delivery hereof.
At any time that no amounts are then owing to any Beneficiary under the Financing Documents related to such Beneficiary and such Financing Documents shall have been terminated, the Collateral Servicer may terminate this Agreement with respect to such Beneficiary and each Financing Source related thereto upon notice to the Collateral Agent and such Beneficiary, and the Collateral Agent shall take all actions reasonably requested by the Collateral Servicer, at the Collateral Servicer’s expense, to evidence the termination of this Agreement with respect to the Related Master Collateral related to such Beneficiary and the Collateral Agent’s interest in such Related Master Collateral, including, without limitation, execute such documents and instruments as the Collateral Servicer may reasonably request in connection with such reassignment; provided, however, that Sections 5.3, 5.4(a), (c), and (e) through (k), 5.8, and the indemnification set forth in Sections 5.9 and 5.10 shall survive the termination of this Agreement.
This Agreement shall remain in effect until no Beneficiary shall have any claim on the Pledged Master Collateral.
SECTION 6.9    Subordination Under the Bankruptcy Code. This Agreement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.
SECTION 6.10    No Bankruptcy Petition Against the Grantors. Each of the Collateral Agent and the Collateral Servicer hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with, encourage or cooperate with any other Person in instituting against, any FleetCo SPV, Hertz Vehicles LLC or the Intermediary, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 6.10 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Grantor or Beneficiary pursuant to this Agreement. The provisions of this Section 6.10 shall survive the termination of this Agreement, and the resignation or removal of the Collateral Agent.

SECTION 6.11    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Collateral Agent or any Beneficiary, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
SECTION 6.12    Submission To Jurisdiction; Waivers. Each Grantor and the Collateral Servicer hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor or the Collateral Servicer, as the case may be, at its address set forth in Section 6.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
SECTION 6.13    Waiver of Jury Trial. THE COLLATERAL AGENT, EACH GRANTOR, EACH BENEFICIARY AND THE COLLATERAL SERVICER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 6.14    Waiver of Set-Off With Respect to the Grantors. Each of the Beneficiaries hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker’s lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of the Grantors therein or with respect to any right to payment from the Grantors, it being understood, however, that nothing contained in this Section 6.14 shall, or is intended to, derogate from the assignment and security interest granted to any Beneficiary under the Financing Documents related to such Beneficiary or to the Collateral Agent under this Agreement or impair any rights of any such Beneficiary or the Collateral Agent hereunder or thereunder.
SECTION 6.15    Confidentiality. Each party hereto (other than Hertz and the Grantors) agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of Hertz or the applicable Grantor, as the case may be, other than (a) to any Beneficiary, and then only on a confidential basis, (b) as required by any law, rule or regulation or any judicial process of which Hertz or the applicable Grantor, as the case may be, has knowledge; provided that any party hereto may disclose Confidential Information as required by law, rule or regulation or any judicial process of which Hertz or the applicable Grantor, as the case may be, does not have knowledge if such party is prohibited by law from disclosing such requirement to Hertz or the applicable Grantor, as the case may be, and (c) in the course of litigation with Hertz, any of the Grantors, as the case may be, or any Beneficiary.
SECTION 6.16    No Recourse. The obligations of each Grantor under this Agreement are solely the obligations of such Grantor. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any member, employee, officer or director of any Grantor or the Collateral Servicer. Fees, expenses, costs or other obligations payable by any Grantor hereunder shall be payable by such Grantor to the extent and only to the extent that such Grantor is reimbursed therefor pursuant to any of the Financing Documents. In the event that a Grantor is not reimbursed for such fees, expenses, costs or other obligations, the excess unpaid amount of such fees, expenses, costs or other obligations shall in no event constitute a claim (as defined in Section 101 of the Bankruptcy Code) against, or corporate obligation of, such Grantor. Nothing in this Section 6.16 shall be construed to limit the Collateral Agent from exercising its rights hereunder with respect to the Pledged Master Collateral.

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.
HERTZ VEHICLE FINANCING LLC,
as a Grantor
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

HERTZ GENERAL INTEREST LLC,
as a Grantor
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746
THE HERTZ CORPORATION,
as Collateral Servicer and a Grantor
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

ACKNOWLEDGED AND AGREED TO BY:

THE HERTZ CORPORATION,
    as Beneficiary
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

DTG OPERATIONS, INC.,
    as a Grantor
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Assistant Treasurer

Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Beneficiary, not in its individual
    capacity but solely as Trustee
By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

Address:    2 North LaSalle Street, Suite 1020
Chicago, IL 60602
Attention:    Corporate Trust Administration —
Structured Finance
Telephone:    (312) 827-8569
Facsimile:    (312) 827-8562

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity but
solely as Collateral Agent
By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

Address:    2 North LaSalle Street, Suite 1020
        Chicago, IL 60602
Attention:    Corporate Trust Administration —
Structured Finance
Telephone:    (312) 827-8569
Facsimile:    (312) 827-8562

FINANCING SOURCE AND BENEFICIARY SUPPLEMENT TO FOURTH
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT
This FINANCING SOURCE AND BENEFICIARY SUPPLEMENT to the Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”), among [_], and the Financing Sources and Beneficiaries party thereto, is entered into as of , 20__, among the Collateral Servicer, each of the Grantors, the Collateral Agent, ____________, as a Financing Source (the “New Financing Source”) and _____________, as (a) Beneficiar(y)(ies) (the “New Beneficiary”).
WHEREAS, the Collateral Servicer, each of the Grantors, the Collateral Agent, the various Financing Sources and the various Beneficiaries have entered into the Collateral Agency Agreement and now desire to add an additional party to such Collateral Agency Agreement.
NOW, THEREFORE, the parties agree as follows:
SECTION 1.    Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Collateral Agency Agreement.
SECTION 2.    Collateral Agency Agreement. Each of New Financing Source and New Beneficiary hereby acknowledges receipt of an executed copy of the Collateral Agency Agreement. Effective upon the execution of this Financing Source and Beneficiary Supplement by the Collateral Servicer, each of the Grantors, the Collateral Agent, the New Financing Source and New Beneficiary, New Beneficiary hereby becomes (and is hereby designated by the Collateral Servicer) a Beneficiary under the Collateral Agency Agreement, and New Financing Source hereby becomes (and is hereby designated by the Collateral Servicer) a Financing Source under the Collateral Agency Agreement. Each of New Financing Source and New Beneficiary agrees to be bound by the terms thereof and hereby authorizes the Collateral Agent to act on its behalf under the Collateral Agency Agreement with respect to its Related Vehicles (if any) and other Related Master Collateral (if any).
SECTION 3.    Financing Documents. The Financing Documents with respect to the New Financing Source and New Beneficiary consist of [•].
SECTION 4.    Related Collection Account. The Related Collection Account with respect to the New Financing Source and New Beneficiary consists of [•]
SECTION 5.    Notice Addresses. Any notice to be given to the New Beneficiary or the New Financing Source shall be sent as set forth in the Collateral Agency Agreement to the New Financing Source or New Beneficiary at the following address:

Exhibit A

[New Financing Source]
______________________
[New Beneficiary]
______________________

SECTION 6.    Additional Covenants, Representations and Warranties or Reporting Obligations. Any additional covenants or reporting obligations with respect to the New Financing Source and New Beneficiary consists of [•].
SECTION 7.    Counterparts. This Financing Source and Beneficiary Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Financing Source and Beneficiary Supplement by facsimile transmission or electronic transmission (in “.pdf” format) shall be as effective as delivery of a manually executed counterpart of this Financing Source and Beneficiary Supplement.
SECTION 8.    Power of Attorney. The Collateral Agent agrees that upon request of the Collateral Servicer it will execute a separate power of attorney substantially in the form of Exhibit A hereto.
SECTION 9.    GOVERNING LAW. THIS FINANCING SOURCE AND BENEFICIARY SUPPLEMENT AND ALL MATTERS RELATING TO THIS FINANCING SOURCE AND BENEFICIARY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10.    Submission to Jurisdiction; Waivers. [_].
[Remainder of Page Intentionally Blank]

Exhibit A

IN WITNESS WHEREOF, each party hereto has executed this Financing Source and Beneficiary Supplement or caused this Financing Source and Beneficiary Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.
HERTZ VEHICLE FINANCING LLC,
as Grantor
By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

HERTZ GENERAL INTEREST LLC,
as Grantor
By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

Exhibit A

THE HERTZ CORPORATION,
as a Grantor and Collateral Servicer
By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746
DTG OPERATIONS, INC.,
as a Grantor
By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Beneficiary, not in its individual
    capacity but solely as Trustee
By:
Name:
Title:
Address:    2 North LaSalle Street, Suite 1020
Chicago, IL 60602
Attention:    Corporate Trust Administration —
Structured Finance
Telephone:    (312) 827-8569
Facsimile:    (312) 827-8562

Exhibit A

THE HERTZ CORPORATION,
    as Beneficiary
By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity but
solely as Collateral Agent
By:
Name:
Title:
Address:    2 North LaSalle Street, Suite 1020
    Chicago, IL 60602
Attention:    Corporate Trust Administration —
Structured Finance
Telephone:    (312) 827-8569
Facsimile:    (312) 827-8562

[NEW FINANCING SOURCE]

By:
Name:
Title:
[NEW BENEFICIARY]

By:
Name:
Title:

Exhibit A

Exhibit A To Financing Source and Beneficiary Supplement to
Fourth Amended and Restated Collateral Agency Agreement
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (the “Collateral Agent”) under that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013, among [_] (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”) and in connection with that certain Financing Source and Beneficiary Supplement to the Collateral Agency Agreement (the “Financing Source and Beneficiary Supplement”), dated as of [_], by and among [_], [_], as the new financing source (the “New Financing Source”) and [_], as the new beneficiary (the “New Beneficiary”), does hereby make, constitute and appoint [the Collateral Servicer, each Sub-Collateral-Servicer] its true and lawful Attorney(s)-in-Fact for it and in its name, stead and behalf to execute any and all documents and instruments with respect to the Related Vehicles of New Beneficiary (i) to note the Collateral Agent as the holder of a first Lien on the Certificates of Title, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title is in the name of the Collateral Agent, in any such case to the extent required by the Collateral Agency Agreement, (ii) in connection with the sale or disposition of any such Related Vehicles permitted pursuant to the terms of the Financing Documents relating to such Related Vehicle, to remove the notation of the Collateral Agent’s Lien, if any, on any such Related Vehicle’s Certificate of Title, (iii) in connection with the release of the Collateral Agent’s Lien, if any, on any Pledged Vehicle which is not a Related Vehicle with respect to the New Beneficiary, to remove the notation of the Collateral Agent’s Lien, if any, on such Pledged Vehicle’s Certificates of Title and (iv) pursuant to additional powers of attorney or otherwise, to appoint individual representatives of each applicable Sub-Collateral-Servicer with respect to its Related Vehicles as attorneys-in-fact to act on behalf of the Collateral Servicer to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agency Agreement.
The powers and authority granted hereunder shall, unless sooner revoked by the Collateral Agent in accordance with Section 2.6 of the Collateral Agency Agreement or following the resignation or removal of the Collateral Agent under the Collateral Agency Agreement, cease upon the termination of the Collateral Agency Agreement. All powers of attorney for this purpose heretofore filed or executed by the Collateral Agent are hereby revoked.
THIS POWER OF ATTORNEY AND ALL MATTERS ARISING OUT OF OR IN ANY MANNER RELATING TO THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on its behalf on this _____ day of ______, 20__.
The Bank of New York Mellon Trust Company, N.A.,
not in its individual capacity
but solely as Collateral Agent

By:
Name:
Title:

STATE OF NEW YORK    )
: ss.:
COUNTY OF NEW YORK    )
Subscribed and sworn before me, a notary public, in and for said county and state, this____ day of _________, 20__.
Notary Public
My Commission Expires:

Exhibit B

GRANTOR SUPPLEMENT TO FOURTH AMENDED AND
RESTATED COLLATERAL AGENCY AGREEMENT
This GRANTOR SUPPLEMENT to the Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”), among [_], each additional grantor that has previously executed a Grantor Supplement and has been designated therein as a “New Grantor” (each an “Additional Grantor” and, together with [_], the “Grantors”), is entered into as of , 20__, among the Collateral Agent, the Collateral Servicer, each of the Grantors and ________ (“New Grantor”).
WHEREAS, the Collateral Agent, the Collateral Servicer, and each of the Grantors have entered into the Collateral Agency Agreement or a Grantor Supplement thereto, and the Collateral Agent, the Collateral Servicer and the Grantors now desire to add an additional grantor party to such Agreement.
NOW, THEREFORE, the parties agree as follows:
SECTION 1.    Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Collateral Agency Agreement.
SECTION 2.    Collateral Agency Agreement; Grant of Security Interest. New Grantor hereby acknowledges receipt of an executed copy of the Collateral Agency Agreement. Effective upon the execution of this Grantor Supplement by the Collateral Agent, the Collateral Servicer, each of Grantors and the New Grantor, New Grantor hereby becomes a Grantor under the Collateral Agency Agreement. New Grantor hereby agrees to be bound by the terms of the Collateral Agency Agreement as a Grantor thereunder. As security for the payment of the obligations from time to time owing by New Grantor to any Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof) under the Financing Documents with respect to such Financing Source, hereby grants, pledges and assigns to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof) a continuing, first priority security interest on all right, title and interest of New Grantor in, to and under the following, whether now owned or existing or subsequently acquired or arising (the “New Grantor Master Collateral”):
(e)    [_]
provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the

Exhibit B

case of Relinquished Property Proceeds, such Relinquished Property Proceeds become Additional Subsidies.
Notwithstanding anything to the contrary contained in this Grantor Supplement, the Collateral Agency Agreement, the Master Exchange Agreement, or any Financing Document, the Pledged Master Collateral shall not include, and the New Grantor does not hereby pledge, assign, convey, deliver, transfer, or set over to the Collateral Agent or the related Beneficiary, any security interest, lien, or other encumbrance in any Relinquished Property Rights, and the Pledged Master Collateral shall not include any such Relinquished Property Rights, until such time as the New Grantor is permitted to do so consistent with the limitations on the rights of a party to receive, pledge, borrow, or otherwise obtain the benefits of money or other property set forth in the “safe harbor” provisions of the Code (and the treasury regulations promulgated thereunder), Section 1.1031(k)-1(g)(6).
Each New Grantor hereby authorizes the Collateral Agent or its agents to file such financing statements and continuation statements as the Collateral Agent may deem advisable in connection with the security interest granted by each respective New Grantor pursuant to the preceding sentence; provided that the Collateral Agent shall have no obligation to determine the advisability of any such filing.
Notwithstanding the assignment and security interest so granted hereunder to the Collateral Agent for the benefit of each such Financing Source (and the Beneficiary related to such Financing Source, as assignee thereof), the New Grantor shall nevertheless be permitted to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, that are required to be given in the normal course of business in connection with the Related Vehicles and the Financing Documents with respect to each such Financing Source subject to (x) any restrictions set forth in the Financing Source and Beneficiary Supplement or Financing Documents for such Financing Source and (y) the Collateral Agent’s right (which right, for the avoidance of doubt, shall be subject to Section 5.4(g) of the Collateral Agency Agreement upon the occurrence and during the continuance of an Amortization Event with respect to such Financing Source, to revoke such permission).
SECTION 3.    Notice Addresses. Any notice to be given to the New Grantor shall be sent as set forth in the Collateral Agency Agreement to the New Grantor at the following address:
[New Grantor]
______________________
SECTION 4.    FleetCo SPV. The parties hereto agree that the New Grantor shall be a FleetCo SPV for all purposes under the Collateral Agency Agreement.]

Exhibit B

SECTION 5.    Counterparts. This Grantor Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Grantor Supplement by facsimile transmission or electronic transmission (in “.pdf” format) shall be as effective as delivery of a manually executed counterpart of this Grantor Supplement.
SECTION 6.    GOVERNING LAW. THIS AGREEMENT AND ALL MATTERS ARISING OUT OF AND ANY MATTER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Remainder of Page Intentionally Blank]

Exhibit B

IN WITNESS WHEREOF, each party hereto has executed this Grantor Supplement or caused this Grantor Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity but
solely as Collateral Agent

By:
Name:
Title:

THE HERTZ CORPORATION,
as Collateral Servicer and as Grantor

By:
Name:
Title:

HERTZ VEHICLE FINANCING LLC,
as Grantor

By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

Exhibit B

HERTZ GENERAL INTEREST LLC,
as Grantor

By:
Name:
Title:
Address:    225 Brae Boulevard
        Park Ridge, NJ 07656
Attention:    Treasury Department
Telephone:    (201) 307-2000
Facsimile:    (201) 307-2746

[NEW GRANTOR], as grantor

By:
Name:
Title:

EXHIBIT C
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (the “Collateral Agent”) under that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013, among HERTZ VEHICLE FINANCING LLC, as a grantor, HERTZ GENERAL INTEREST LLC, as a grantor, DTG OPERATIONS, INC., as a grantor, THE HERTZ CORPORATION, as Collateral Servicer and as a grantor, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee, as a Beneficiary, and as Collateral Agent, those Additional Grantors from time to time party thereto and those Financing Sources and Beneficiaries from time to time party thereto (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”) does hereby make, constitute and appoint [THE HERTZ CORPORATION, as Collateral Servicer and/or HERTZ VEHICLES LLC][[_], as Sub-Collateral-Servicer] its true and lawful Attorney(s)-in-Fact for it and in its name, stead and behalf to execute any and all documents and instruments (i) to note the Collateral Agent as the holder of a first Lien on the Certificates of Title relating to the [_] Pledged Vehicles [with respect to [_]], and/or otherwise ensure that the first Lien shown on any and all such Certificates of Title is in the name of the Collateral Agent, in any such case to the extent required by the Collateral Agency Agreement, (ii) to release the Collateral Agent’s Lien, if any, on any such Certificate of Title, in connection with the sale or disposition of any such Pledged Vehicle permitted pursuant to the provisions of Section 2.7 of the Collateral Agency Agreement and (iii) pursuant to additional powers of attorney or otherwise, to appoint individual representatives of [THE HERTZ CORPORATION and/or HERTZ VEHICLES LLC][the Sub-Collateral-Servicer] as attorneys-in-fact to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agency Agreement.
GIVING AND GRANTING unto said attorney(s) full power and authority to do and perform each and every act and thing whatsoever, requisite, necessary or proper to be done in furtherance of the foregoing.
The powers and authority granted hereunder shall, unless sooner revoked by the Collateral Agent in accordance with Section 2.6 of the Collateral Agency Agreement or following the resignation or removal of the Collateral Agent under the Collateral Agency Agreement, cease upon the termination of the Collateral Agency Agreement. All powers of attorney for this purpose heretofore filed or executed by the Collateral Agent are hereby revoked.
THIS POWER OF ATTORNEY AND ALL MATTERS ARISING OUT OF AND ANY MATTER RELATING TO THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on its behalf on this _____ day of ________, 20___.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity
    but solely as Collateral Agent

By:
Name:
Title:

STATE OF _____________)
                : ss.:
COUNTY OF ____________)

Subscribed and sworn before me, a notary public, in and for said county and state, this____ day of ________, 20___.
Notary Public

My Commission Expires:

SCHEDULE 2.6(a)
LIST OF COLLATERAL SERVICER’S AGENTS
SGS Title Center
9805-C Northcross Center Court
Huntersville, NC 28078

CT Services
20 Oak Hollow Suite 350
Southfield, MI 48034

SCHEDULE 2.6(b)

LOCATIONS OF CERTIFICATES OF TITLE PURSUANT TO COLLATERAL AGENCY AGREEMENT
SGS Title Center
9805-C Northcross Center Court
Huntersville, NC 28078

CT Services
20 Oak Hollow Suite 350
Southfield, MI 48034
Hertz Car Sales
1285 Lindbergh Blvd.
Florissant, MO. 63031